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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Annual Report

December 31, 2019

ULTRA SERIES FUND

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Madison Target Retirement 2020 Fund

Madison Target Retirement 2030 Fund

Madison Target Retirement 2040 Fund

Madison Target Retirement 2050 Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s shareholder reports like this one, unless you specifically request paper copies from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by following the instructions provided by the insurance company or financial intermediary.

You may elect to receive paper copies of all future reports free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

Ultra Series Fund  |  December 31, 2019

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within this report. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

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Ultra Series Fund  |  December 31, 2019

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

It’s said that people love surprises, although this adage clearly didn’t emerge from surveys of stock market investors. That said, this past year has proved to be the exception, having produced little but positive surprises for investors. This in the face of the wide conviction that the days of rampant stock market advances were behind us, or at least not in our immediate future. We ended 2018 with a falling market. Even as the market recovered in the first half of 2019, the gains appeared fragile. When the yield curve inverted for a short period this past summer (short-term bonds yielding more than long-term bonds) talk of recession was rampant. Stocks ignored the warning behind a reversal in Federal Reserve (Fed) tightening and went on to make another steady move upwards through the end of the year.

All of which is to say that one result that was not predicted for 2019 was a stunning S&P 500® return of 31.49%. If you went back ten years to the fading memory of the Great Recession, the prospect of 13%-plus annualized returns over the ensuing decade would have sounded Pollyanish. But that’s exactly what we have booked, with the S&P 500 rising more than 400% from its 2009 lows. And let’s not leave bond investors out of discussion: the Barclays Aggregate Bond Index was up 8.7% for the year, a result that would have seemed unlikely given Fed policy and the historically low interest rate environment in January when the 10-year Treasury yield was hovering around 2.7%.

U.S. stock market returns were strong across the board, with growth outperforming value and large and mid-cap stocks outperforming smaller stocks. Sector returns were dispersed, but above 20% for the year for all but the single-digit trailing Energy Sector, while the Technology Sector led the way with more than a 40% return. Diversified portfolios were destined for solid results.

As much fun as it is to recap 2019, it’s likely that the more pressing concern for investors in general, and readers of this letter specifically, is what to expect going forward and how to prepare for it. When we look back to those terrifying days on the brink of financial collapse in 2008 and 2009, we are oddly enough spanning what is the longest bull market in U.S. history. By standard measures, stock valuations are generally stretched, and the prospects of any significant acceleration in the earnings denominator of P/E ratios seems dim.

Yet the market advance has been supported by data and Fed policy, with three rate cuts in 2019. Traditional employment measures look as strong as ever and consumer confidence has remained high. Pushing in the opposite direction are the dampening effects of the international trade war. Internationally, central banks continue to have the pedal to the metal, with negative rates now standard.

It seems trite to predict that next year will be different than the last, but we know that when we write this letter a year from now an election will be behind us. That in itself will engender an added layer of uncertainty to 2020, and we know that the markets hate uncertainty. In short, we encourage investors to be prepared for some volatility and considerably more modest stock and bond returns. These are conditions which we believe will increase risk awareness among investors in general, an attitude which we retain in all seasons. Stressed markets generally inspire investors to look for companies with strong fundamentals and stability of earnings, qualities which are already criteria for the stocks held in your portfolio. A steady hand will likely be needed by all – a lesson exemplified by the trying times that began this trailing ten years of capital expansion.

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ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Target Allocation Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,2

The Ultra Series Conservative Allocation Fund (Class I) returned 12.97% for the year, compared to its Custom Blended Index of 15.44%. The Fund’s Morningstar Allocation 30% to 50% Equity peer group returned 15.26%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S. technology stocks and our bias for larger capitalization stocks versus smaller companies. Positions in longer-duration fixed income investments also contributed positively as interest rates declined.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

$400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

Average Annual Total Return (%) through December 31, 2019[1,2]
	1 Year	3 Years	5 Years	10 Year
Ultra Series Conservative Allocation, Class I	12.97	6.67	4.90	5.85
Ultra Series Conservative Allocation, Class II	12.69	6.40	4.64	5.59
ICE BofA US Corp, Govt & Mortg Index	8.96	4.14	3.11	3.80
Conservative Allocation Fund Custom Index	15.44	7.34	5.47	6.42

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Bond Funds	66.7%
Foreign Stock Funds	5.1%
Short-Term Investments	6.4%
Stock Funds	24.8%
Net Other Assets and Liabilities	(3.0)%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,2

The Ultra Series Moderate Allocation Fund (Class I) returned 16.56% for the year, compared to its Custom Blended Index of 20.29%. The Fund’s Morningstar Allocation 50% to 70% Equity peer group returned 19.04%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Weak relative performance within the Fund’s core U.S. large cap holdings also weighed on the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

Average Annual Total Return (%) through December 31, 2019[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Moderate Allocation, Class I	16.56	8.57	6.36	7.66
Ultra Series Moderate Allocation, Class II	16.27	8.30	6.10	7.39
S&P 500® Index	31.49	15.27	11.70	13.56
Moderate Allocation Fund Custom Index	20.29	9.65	7.11	8.22

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Bond Funds	41.0%
Foreign Stock Funds	9.5%
Short-Term Investments	11.1%
Stock Funds	41.8%
Net Other Assets and Liabilities	(3.4)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,2

The Ultra Series Aggressive Allocation Fund (Class I) returned 19.69% for the year, compared to its Custom Blended Index of 24.20%. The Fund’s Morningstar Allocation 70% to 85% Equity peer group returned 21.50%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Weak relative performance within the Fund’s core U.S. large cap holdings and minimum volatility international position also weighed on the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

Average Annual Total Return (%) through December 31, 2019[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Aggressive Allocation, Class I	19.69	10.00	7.46	8.88
Ultra Series Aggressive Allocation, Class II	19.39	9.73	7.19	8.61
S&P 500® Index	31.49	15.27	11.70	13.56
Aggressive Allocation Fund Custom Index	24.20	11.44	8.36	9.59

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Bond Funds	21.4%
Foreign Stock Funds	13.2%
Short-Term Investments	13.8%
Stock Funds	55.3%
Net Other Assets and Liabilities	(3.7)%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Core Bond Fund (Class I) returned 8.36% for the one-year period, slightly trailing its benchmark Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72%. The Fund’s benchmark Morningstar Intermediate Core Bond returned 8.68%.

The difference between an unmanaged, fee-free index and that of a managed fund, which has management and trading costs, is enough to explain this small performance gap with the Fund’s Index. However, the Fund varied from the index, and most likely many of its peers, in other important ways. The Fund’s overweight to securitized product relative to corporate bonds negatively impacted performance given the large performance difference between asset classes. Additionally, the Fund owned certain high-yield energy bonds which had sub-par performance during the year.

Both investment grade and high yield corporate bonds had strong performances in 2019. For the year, the Bloomberg Barclay’s U.S. Corporate Index had an excess return versus Treasuries of 6.76% (14.54% total return) while the Bloomberg Barclay’s U.S. High Yield Index had an excess return of 9.34% (14.32% total return). Strong fund flows, marginally better economic data and easing trade tensions all contributed to the strong performance of corporate bonds. Current corporate bond spreads over Treasuries are only 10 bps from the tights in early 2018. Given the strong performance in 2019, credit spreads have a limited path to move significantly tighter. Corporate fundamentals are also weak and at the rate corporations issue debt and buyback stock, they are unlikely to improve in the near-term.

With the strong rally in rates, securities have embedded prepayment risk, such as mortgages backed securities

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(MBS), lagged other risk assets. For 2019, the Bloomberg Barclay’s U.S. MBS Fixed Rate Index had a total return 6.35% and an excess return versus Treasuries of 0.61%. The Fund has been slowly increasing its allocation to MBS as the relative value to corporate bonds becomes increasingly attractive. The movement of interest rates during 2019 was in sharp contrast to the experience in 2018. From November 2018 through year-end 2019, Treasury rates fell by a large amount. The two-year, ten-year and thirty-year Treasury yields fell 140, 132 and 104 basis points (1 basis point equals 0.01%), respectively. Lower inflation and trade tensions caused the Fed to fully reverse course during 2019 and cut the Federal Funds Rate three times.

The Fund was able to minimize the impact of sharply lower rates by keeping duration between 95% and 105% of the benchmark’s during 2019. The Fund was overweight long Treasury bonds, such as twenty and thirty-year Treasury bonds, which performed well over the last year.

As we look towards 2020, the Fund is currently neutral duration versus the index and plans to keep this positioning for the foreseeable future. The credit allocation was reduced in 2019 and replaced with agency MBS given relative value between the asset classes. The trend of selling credit to swap into a securitized product will continue into 2020. Finally, the Fund will continue to participate in the new issue corporate bond market where bonds offer value relative to existing bonds.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Core Bond, Class I	8.36	3.55	2.62	3.16
Ultra Series Core Bond, Class II	8.09	3.29	2.37	2.90
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	4.03	3.05	3.75

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Asset Backed Securities	4.1%
Collateralized Mortgage Obligations	4.2%
Commercial Mortgage-Backed Securities	1.8%
Corporate Notes and Bonds	30.5%
Long Term Municipal Bonds	2.2%
Mortgage Backed Securities	25.9%
Short-Term Investments	2.5%
U.S. Government and Agency Obligations	28.1%
Net Other Assets and Liabilities	0.7%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Series High Income Fund (Class I) returned 8.64% during the period, lagging its benchmark ICE BofA U.S. High Yield Constrained® Index’s 14.41% return. The Fund also trailed its Morningstar High Yield Bond peer group, which returned 14.27%.

Overall, the high-yield market experienced strong performance in 2019. We believe the result was due to several factors, including: 1) the potential for improved trade negotiations with China; 2) a strong new issue market for high-yield bonds, which allowed companies to refinance debt at very attractive coupons; 3) several interest rate cuts, which supported a rally in treasury bond prices and, thus, higher prices for high-yield bonds; and 4) solid company-specific fundamentals. As a result, the average spread-over-treasuries (or the additional yield investors receive from assets that carry greater risk than government bonds) ended the year at 372 basis points (1 basis point equals 0.01%), or 165 bps tighter than at the start of the year. This spread tightening continues to keep us cautious when adding new bonds to the portfolio given overall valuations.

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Within the high-yield rating categories, higher-quality bonds outperformed during the year. BB-rated bonds (49% of the total market) outperformed with a 15.74% total return, while B-rated bonds (39.0% of the total market) were essentially in-line posting a total return of 14.26%. CCC-rated corporate bonds (12% of the total market) lagged the overall market with a total return of 9.56%. Importantly, however, we note that longer-dated bonds with 7-10 year maturities significantly outperformed similarly-rated 1-5 year maturities.

The Fund underperformed, in part, due to a conservatively high cash balance in a rising market and an overweight in short-duration bonds. On a sector level, the Fund had underexposure to the volatile Basic Industry and Energy Sectors, as well as to the Telecommunications Sector. The Fund was also negatively impacted by its bond selection within the Healthcare, Basic Industry, Energy and Services Sectors. Partially offsetting these negatives, the Fund had a positive contribution to performance from an overweight in the Capital Goods and Real Estate sectors. The Fund also benefited from bond selection in the Telecommunications Sector. As of December 31, 2019, the yield-to-worst of the Fund was 4.76% and the average rating within the Fund was B2.

The Fund will continue to emphasize BB-rated and B-rated corporate bonds. With the substantial spread tightening last year, we see little on the near-term horizon to drive further material price appreciation in the year ahead. Thus, we initially anticipate high yield’s total return to be in the low-single-digits in 2020. Our targeted total return factors in a fairly conservative fundamental view, as well as continued support by the Fed as it pertains to interest rate policy (we view the Fed’s decisions as a wildcard to the annual performance). Therefore, we anticipate a potential decline in bond prices will partially offset the positive return generated by coupon income. We intend to maintain our bias towards higher-quality credit and a relatively higher cash position.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series High Income, Class I	8.64	3.79	4.11	5.53
Ultra Series High Income, Class II	8.36	3.53	3.85	5.27
ICE BofA U.S. High Yield Constrained Index	14.41	6.32	6.14	7.48

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Bond Funds	2.6%
Communication Services	5.4%
Consumer Discretionary	18.2%
Consumer Staples	6.1%
Energy	10.2%
Financials	9.6%
Health Care	7.6%
Industrials	17.7%
Information Technology	2.5%
Materials	3.5%
Real Estate	2.8%
Short-Term Investments	6.2%
U.S. Treasury Bills	5.4%
Utilities	4.0%
Net Other Assets and Liabilities	(1.8)%

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts (“ADRs”) and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s

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assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Series Diversified Income Fund had strong absolute gains from both the equity side and bond side of the portfolio. The Fund was up 19.68% (Class I) for the annual period. This slightly trailed the Fund’s customized index (50% stock index, 50% bond index) which returned 20.03%. Stocks, represented by the S&P 500® Index, were up 31.49%, while the broad bond market, represented by the ICE BofA U.S. Corporate, Government and Mortgage Index was up 8.96%. The Fund’s peer group, the Morningstar Allocation 50-70% Equity, was up 19.04%.

For the year the equity side of the Fund had solid returns, although did not keep pace with the S&P 500’s soaring return of 31.49%. Sector allocation and stock selection both detracted from performance. For sector allocation, an underweight position in Technology and overweight positions in Energy and Industrials negatively impacted results. In terms of stock selection, there were overall positive contributions from Consumer Staples, Materials and Utilities, which were more than offset by weakness in Technology, Financials, Communication Services and Industrials. Some of the best performing individual stocks were in Technology including software firm Microsoft (MSFT) which was the best performing stock in the portfolio, and management consulting company Accenture (ACN). Both firms reported earnings that exceeded expectations. The Fund reduced its position in Microsoft during the year as it no longer has an above-market yield. Within Industrials, other notable outperforming stocks were industrial distributor Fastenal (FAST) and diversified conglomerate United Technologies (UTX). Both companies reported better than expected sales and earnings. In Utilities, renewable power utility NextEra (NEE) was additive to results. The company generated solid growth from its investments in clean energy including wind and solar power. On the negative side, within Financials, exchange operator CME Group (CME) was the worst performing stock in the portfolio. Regional bank PNC Financial Services Group (PNC) also negatively impacted performance. The Fund sold both stocks. In Health Care, pharmaceutical firm Pfizer (PFE) detracted from results. It is in the process of making a transformational acquisition that will temporarily slow down its growth. We believe the thesis remains intact and that Pfizer remains well positioned long-term. Within Industrials, global conglomerate 3M (MMM) was a notable underperforming stock. It struggled with slower than expected growth and deteriorating margins. The Fund sold 3M as we believe the thesis was invalidated. Another notable underperforming stock was alcohol manufacturer Diageo (DEO). The Fund sold the stock to move proceeds into other areas of the market. The Fund continues to hold all stocks mentioned except for CME, Diageo, 3M and PNC.

The fixed income side of the portfolio was also positive for the past year. Over the past year, treasury yields fell sharply before rising again during the fourth quarter. The 10-year Treasury note which began the year at 2.68%, traded as low as 1.46% in early September before closing the year at 1.91%. Similarly, the 2-year Treasury note began the year at 2.49%, traded as low as 1.43% in early September and closed the year at 1.57%. Lower yields translated into positive returns for bond holders over the trailing 12 months. The Bloomberg/Barclays Aggregate Bond Index generated an 8.73% return for the year. For the annual period the fixed portion of the Madison Diversified income Fund outperformed before fees, returning 9.17% versus the ICE BofA U.S. Corporate, Government and Mortgage Index’s return of 8.96%. The Fund’s overweight to longer maturity Treasuries helped performance while the Fund’s allocation to securitized products was a detractor to performance given the relative underperformance versus corporate bonds. The

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sharp move down in interest rates increased prepayment risks and widened spreads on mortgage backed securities (MBS).

The Fund ended the year positioned slightly below benchmark duration and maintaining its overweight to corporate bonds. However, the Fund continues to execute swaps selling credit holdings and moving the proceeds into higher quality Treasury and securitized holdings. We view this as actively raising the overall Fund quality and expect to execute more transactions in the months ahead.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Diversified Income, Class I	19.68	10.41	7.99	9.08
Ultra Series Diversified Income, Class II	19.38	10.13	7.72	8.81
S&P 500® Index	31.49	15.27	11.70	13.56
ICE BofA US Corp, Govt & Mortgage Index	8.96	4.14	3.11	3.80
Custom Blended Index (50% Fixed, 50% Equity)	20.03	9.80	7.55	8.82

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Asset Backed Securities	1.5%
Collateralized Mortgage Obligations	1.5%
Commercial Mortgage-Backed Securities	0.4%
Common Stocks	68.9%
Corporate Notes and Bonds	8.4%
Long Term Municipal Bonds	1.0%
Mortgage Backed Securities	7.3%
Short-Term Investments	2.4%
U.S. Government and Agency Obligations	8.5%
Net Other Assets and Liabilities	0.1%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

For the full year, the Ultra Series Large Cap Value Fund (Class I) returned 24.93% for the annual period, compared to its benchmark Russell 1000® Value Index’s return of 26.54%.

Sector allocation was detractive while stock selection was additive to results. For sector allocation, underweight positions in the Health Care, Technology and Industrials Sectors negatively impacted performance. In terms of stock selection, there were positive contributions from Financials, Real Estate, Materials, Energy, Industrials and Technology, which was partially offset by weakness in Communication Services and Health Care. In Technology, payment solutions provider First Data (FDC) was the best performing stock in the portfolio. It was acquired by rival Fiserv (FISV) during the year, which the Fund subsequently sold. Within Real Estate, industrial real estate firm Prologis (PLD) contributed nicely to results. The company continues to expand its global portfolio of industrial buildings and warehouses. Within Industrials, engineering and construction firm Jacobs Engineering (J) performed well following a series of strong earnings reports that featured a higher backlog. In Financials, global money center banks J.P. Morgan (JPM) and Bank of America (BAC) were notable outperforming stocks. Both banks benefited from higher interest rates and a positively sloping yield curve. We believe each bank is well managed and attractively valued. On the negative side, within Industrials, mining and construction equipment manufacturer Caterpillar (CAT) was the worst performing stock in the portfolio. In Materials, iron ore producer Vale (VALE) was detractive. It had one of its tailings dams in Brazil collapse, which resulted in a human and environmental tragedy. The

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Fund sold the stock immediately after this incident occurred. Within Utilities, independent power producer NRG Energy (NRG) negatively impacted results and was sold following two strong years of returns. Within Financials, life insurance provider Met Life (MET) was another underperforming stock. The Fund sold MET due to concerns about the impact of low interest rates on its underlying business. Another notable underperforming stock was airline carrier Delta (DAL). We believe our thesis on DAL remains intact and that the stock’s valuation is cheap. The Fund continues to hold all stocks mentioned above except for CAT, FDC, FISV, MET, NRG and VALE.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Value, Class I	24.93	8.27	6.90	10.25
Ultra Series Large Cap Value, Class II	24.61	8.00	6.63	9.98
Russell 1000® Value Index	26.54	9.68	8.29	11.80

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Communication Services	5.6%
Consumer Discretionary	4.9%
Consumer Staples	2.1%
Energy	12.5%
Financials	27.3%
Health Care	11.1%
Industrials	7.6%
Information Technology	3.4%
Materials	13.6%
Real Estate	2.6%
Short-Term Investments	2.2%
Utilities	7.0%
Net Other Assets and Liabilities	0.1%

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well-established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Series Large Cap Growth Fund (Class I) returned 31.13% for the annual period, compared to its benchmark Russell 1000® Growth Index return of 36.39%. The Fund underperformed its peer group, the U.S. Large Growth category, which returned 33.02%.

The types of stocks that led the market returns for the year varied by period. For the first nine months of the year, the market was more conducive to defensive growth stocks. During that time period, the Russell 1000® Defensive Growth Index generated a 26.62% return compared to the 22.37% return for the Russell 1000® Dynamic Growth Index. However, during the fourth quarter 2019, the trend reversed and the Dynamic Growth Index outperformed the Defensive Growth Index 13.41% to 7.94%. This fourth quarter rally for the stocks of less stable businesses led to the Dynamic Growth Index outperforming the Defensive Growth Index for the year. Stylistically, the Fund’s holdings more closely resemble the stocks that constitute the Defensive as opposed to the Dynamic Index, and we believe it is likely that the Fund will underperform the broader Russell 1000 Growth Index over time periods when dynamic growth stocks outperform defensive growth stocks. The Fund’s high active share (its differentiation to the benchmark) will cause it to experience year-to-year variability in returns when compared to the benchmark returns, although we believe this differentiation provides the Fund the opportunity to outperform over time.

Throughout 2019, the Fund’s portfolio managers sold stocks and trimmed weight in names where competitive positions were deemed to be threatened, where growth

11

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was decelerating, or where the stocks were assessed to be expensive per the team’s valuation criteria. Conversely, stocks were purchased when the team believed competitive positions to be strong and when it believed the growth or value of a business was underappreciated. The Fund purchased three new stocks in 2019 in the Energy, Communications Services and Financials sectors. For the year, portfolio turnover was below long-term averages.

For 2019, the Fund enjoyed strong relative performance from its Industrial, Health Care, and Real Estate sector holdings, which enjoyed better returns than the benchmark constituents in these sectors. The Fund’s industrial holdings rebounded strongly after 2018’s sell-off. The Fund’s health care holdings also performed above the benchmark’s Health Care sector holdings, although the sector itself underperformed the broader benchmark. The Fund’s Real Estate sector holding also outperformed its sector for the year.

The Information Technology sector was a strong sector for the Russell 1000 Growth Index during 2019, returning 51.8%. The Fund’s holdings in the sector underperformed their benchmark comparison in aggregate, and the Fund’s underweight in the sector also was a relative performance drag. The Fund’s holdings also underperformed the comparable benchmark sectors in the Communications Services, Materials, Consumer Discretionary, Energy, and Financial sectors. We believe this primarily reflects the outperformance of dynamic growth names during the period. Finally, the Fund’s cash holdings were a performance drag during the year.

Our goal is to provide superior long-term returns while assuming less risk to do so. We continue to believe in the merit of thinking independently, investing for the long-term, and emphasizing risk management. We remain confident that the strategy will outperform over a full market cycle.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Growth, Class I	31.13	16.94	11.79	12.15
Ultra Series Large Cap Growth, Class II	30.80	16.65	11.51	11.87
Russell 1000® Growth Index	36.39	20.49	14.63	15.22

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Communication Services	10.3%
Consumer Discretionary	19.3%
Energy	2.3%
Financials	17.9%
Health Care	11.3%
Industrials	10.6%
Information Technology	14.5%
Materials	7.9%
Real Estate	1.5%
Short-Term Investments	4.3%
Net Other Assets and Liabilities	0.1%

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Series Mid Cap Fund returned 34.27% (Class I) for the annual period, outperforming its benchmark Russell Midcap® Index’s 30.54% return. The Fund slightly underperformed its peer group, the Morningstar Mid-Cap Growth category, which returned 34.37%.

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Sector allocation was slightly detractive over the full year. This was primarily due to our underweight in the Information Technology Sector, which was the strongest sector in the Russell Midcap® Index, advancing 43%. The next largest detractors from a sector allocation perspective were Consumer Discretionary and Communication Services, where we were overweight in these underperforming sectors. Not being exposed to the underperforming Energy and Utility Sectors resulted in these areas being the biggest positive contributor to our sector allocation. Being underweight in Consumer Staples proved beneficial as well.

Strong stock selection drove all of our outperformance during the year. Our top individual contributors were Liberty Broadband, Arch Capital Group, Copart, CDW, and IHS Markit. Our largest detractors were Dollar Tree, Markel, Henry Schein, Alliance Data Systems and Progressive. Liberty Broadband owns approximately 22% of Charter Communications, its main asset. Liberty Broadband benefitted from strong results from Charter throughout the year, highlighted by robust internet subscription additions and accelerating free cash flow growth. Arch Capital Group bounced back from choppy performance in 2018 with consistently strong results in 2019. The industry backdrops for both its mortgage insurance and property and casualty (P&C) insurance businesses were much more favorable during the year. Copart continued to defy predictions of slowing growth, posting 20% revenue growth and 30% earnings per share growth in the latest 12-month period. The company is executing very well and is winning market share and increasing its global bidder base, which sets up the company well for further success.

Our bottom contributors were Progressive Corp, Alliance Data Systems, Kemper, Covetrus, and Henry Schein. The negative impact from these five was minimal – in aggregate they detracted less than a percentage point from our annual return. Auto insurers Progressive and Kemper were purchased mid-year. The auto insurance industry is in transition from a “hard” market to either a “neutral” or “soft” market, which has soured investor sentiment on the stocks. Our investment in private label credit company provider Alliance Data was a mistake. While part of our investment thesis came to fruition, it wasn’t to the extent we had hoped. Given its small position and our lower conviction, we sold the remaining stake late in 2019.

Average Annual Total Return (%) through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Mid Cap, Class I	34.27	15.24	11.78	13.71
Ultra Series Mid Cap, Class II	33.93	14.96	11.50	13.43
Russell Midcap® Index	30.54	12.06	9.33	13.19

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Communication Services	5.9%
Consumer Discretionary	19.8%
Consumer Staples	1.3%
Financials	29.9%
Health Care	4.6%
Industrials	16.3%
Information Technology	10.3%
Materials	5.8%
Short-Term Investments	6.2%
Net Other Assets and Liabilities	(0.1)%

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

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PERFORMANCE

Cumulative Performance of $10,000 Investment1

The Ultra Series International Equity portfolio had strong absolute performance in 2019 but trailed the MSCI EAFE Index for the year with a return of 20.81% (Class I). The Index was up 22.01%. The Fund also underperformed its Morningstar Foreign Large Blend Index which returned 21.61%.

Stock selection in the Financials sector helped relative returns as Aon, the global insurance broker domiciled in the United Kingdom, continued to drive positive performance during the period, rising almost 45%. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from continued strong organic revenue growth and disciplined spending and capital allocation. Results continue to show momentum on new client wins and growth in newer products.

Stock selection in the Materials sector has also driven positive relative returns as shares of DSM rose more than 60%. DSM is a global specialty chemical company and operates within health, nutrition, and materials. DSM is a much more stable business than in the past when the company was more focused on commodity chemicals. It also is now a higher quality company with improving margins, higher growth, and little-to-no financial leverage. The structural growth of the nutrition segment should provide more resilience in earnings than was experienced during the last cyclical downturn. Unlike a pharmaceutical company, investors typically ascribe little to no value for a chemical company’s “pipeline.”

Lastly, positioning in emerging markets was additive to relative returns. In contrast, a lower-than-benchmark weight and stock selection in the Consumer Discretionary Sector detracted from relative returns as shares of Japanese auto manufacturer Suzuki declined 16% during the year. In India, Suzuki’s largely important Maruti division released a negative June sales report, and was further hurt by the government’s new budget, which included a fuel tax increase.

However, the stock recovered slightly following the announcement that the Indian government is reconsidering the planned hike in auto registration charges. We continue to believe the slowdown in auto demand in India is temporary and the medium to long-term story remains unchanged. Also in the sector, shares of Japanese discount retailer Pan Pacific, formerly Don Quijote, lagged the overall market during the period, despite rising almost 8%. Elsewhere, strategy returns were hurt by stock selection in the Real Estate sector. Lastly, cash was the largest detractor from performance. Cash is a residual of our process, not a strategic asset in the portfolio. Corporate fundamentals weakened throughout the year, while increasingly positive sentiment drove valuations higher. As a result, stocks in our portfolio reached target valuations faster than we could find high-quality relative value investments to replace them with. This resulted in slightly elevated cash levels, which weighed down performance relative to benchmark.

Average Annual Total Return through December 31, 2019[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series International Stock, Class I	20.81	8.51	3.67	4.92
Ultra Series International Stock, Class II	20.51	8.24	3.41	4.66
MSCI EAFE Index (net)	22.01	9.56	5.67	5.50

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Communication Services	4.0%
Consumer Discretionary	11.4%
Consumer Staples	8.5%
Energy	6.1%
Financials	17.6%
Health Care	10.3%
Industrials	15.3%
Information Technology	11.6%
Materials	6.7%
Real Estate	2.9%
Short-Term Investments	2.5%
Utilities	3.0%
Net Other Assets and Liabilities	0.1%

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GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Japan	16.2%
United Kingdom	15.6%
France	13.2%
Germany	7.9%
Netherlands	6.6%
Canada	5.4%
Switzerland	5.2%
Ireland	4.5%
Sweden	3.7%
Norway	3.6%
Singapore	2.6%
South Korea	2.6%
United States	2.5%
Finland	2.4%
China	1.6%
Denmark	1.5%
Australia	1.3%
Israel	1.1%
Spain	0.9%
Luxembourg	0.7%
Hong Kong	0.4%
Mexico	0.4%
Other Net Assets	0.1%

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,3

The Ultra Series Target Retirement 2020 Fund (Class I) returned 11.76% for the year, compared to the S&P Target Date to 2020® Index’s return of 14.16%. The Fund’s Morningstar Target-Date 2020 peer group returned 16.92%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Positions in commodities and international minimum volatility holdings also detracted from the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Average Annual Total Return (%) through December 31, 2019[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Madison Target Retirement 2020, Class I	11.76	5.83	4.53	6.15
S&P Target Date® To 2020 Index	14.16	7.09	5.49	6.65

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Alternative Funds	3.0%
Bond Funds	71.9%
Foreign Stock Funds	6.0%
Stock Funds	14.0%
Net Other Assets and Liabilities	5.1%

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,3

The Ultra Series Target Retirement 2030 Fund (Class I) returned 17.10% for the year, compared to the S&P Target Date to 2030® Index’s return of 18.58%. The Fund’s Morningstar Target-Date 2030 peer group returned 21.18%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Positions in commodities and international minimum volatility holdings also detracted from the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies. Also, the Fund’s holdings in longer duration fixed income investments contributed positively as interest rates declined.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

16

Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Average Annual Total Return (%) through December 31, 2019[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Madison Target Retirement 2030, Class I	17.10	8.34	6.24	7.69
S&P Target Date® To 2030 Index	18.58	8.82	6.73	7.91

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Alternative Funds	9.0%
Bond Funds	39.8%
Foreign Stock Funds	13.0%
Stock Funds	33.0%
Net Other Assets and Liabilities	5.2%

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,3

The Ultra Series Target Retirement 2040 Fund (Class I) returned 18.86% for the year, compared to the S&P Target Date to 2040® Index’s return of 22.10%. The Fund’s Morningstar Target-Date 2040 peer group returned 23.48%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Positions in commodities and international minimum volatility holdings also detracted from the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies. Also, the Fund’s holdings in longer duration fixed income investments contributed positively as interest rates declined.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

17

Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Average Annual Total Return (%) through December 31, 2019[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Madison Target Retirement 2040	18.86	9.20	6.90	8.33
S&P Target Date® To 2040 Index	22.10	10.18	7.67	8.90

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Alternative Funds	8.9%
Bond Funds	30.9%
Foreign Stock Funds	16.0%
Stock Funds	38.9%
Net Other Assets and Liabilities	5.3%

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

Cumulative Performance of $10,000 Investment1,3

The Ultra Series Target Retirement 2050 Fund (Class I) returned 20.55% for the year, compared to the S&P Target Date to 2040® Index’s return of 23.44%. The Fund’s Morningstar Target-Date 2050 peer group returned 24.97%.

In absolute terms, the Fund had a very good year, though it lagged the stated benchmark. Our concerns over deteriorating market fundamentals and slowing economic data led us to position the Fund defensively. Accordingly, the Fund’s underweight to equities proved to be the biggest detractor to relative performance in 2019’s liquidity driven market. Positions in commodities and international minimum volatility holdings also detracted from the Fund’s return. The Fund benefited from a couple key positive asset allocation decisions, notably our overweight allocation to U.S technology stocks and our bias for larger capitalization stocks versus smaller companies. Also, the Fund’s holdings in longer duration fixed income investments contributed positively as interest rates declined.

Returns across nearly all asset classes soared in 2019. U.S. stocks (S&P 500® Index) returned 31.5%, foreign developed markets stocks (MSCI EAFE Index) advanced 22.0%, emerging markets equities (MSCI EM Index) jumped 18.4%, and even bonds (Bloomberg Barclays U.S. Aggregate Bond Index) produced an outsized 8.7% return for the year. The year’s strength was surprising given the backdrop of a global manufacturing recession, flat U.S. earnings growth and generally slowing economic data across the world. However, economic concerns were pushed aside, aided by a massive change in monetary policy provided by the Fed. At year-end 2018 the Fed believed they would need to continue hiking interest rates throughout 2019 but wound up cutting rates three times and expanded their balance sheet by roughly $400 billion instead. Investors celebrated the Fed’s policy U-turn by pushing market valuations higher and higher.

Moving forward, we continue to be concerned by the disconnect between eroding fundamentals and a combination of overly bullish sentiment and elevated valuations. Risk assets appear to be discounting a very positive future despite an abundance of global policy uncertainty and meager economic growth prospects. Given this environment, we intend to remain cautiously positioned until we see a more favorable risk/reward trade-off for risk assets.

18

Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Average Annual Total Return (%) through December 31, 2019[1,3]
	1 Year	3 Years	5 Years	Since 1/3/11 Inception
Ultra Series Madison Target Retirement 2050	20.55	9.91	7.47	8.71
S&P Target Date® To 2050 Index	23.44	10.76	8.13	8.60

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/19
Alternative Funds	8.9%
Bond Funds	21.9%
Foreign Stock Funds	19.0%
Stock Funds	44.8%
Net Other Assets and Liabilities	5.4%

19

Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Notes to Management’s Discussion of Fund Performance (unaudited)

[1]	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]	Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), has contractually agreed to waive 0.10% of its management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least April 30, 2021. The fee waiver commenced July 1, 2014. Investment returns reflect the fee waiver, without which returns would have been lower. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval.

[3]	For the period October 1, 2009 to February 16, 2011, Madison waived 0.20% of its 0.40% management fee for the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds (each, a “fund,” and collectively, the “USF Target Date Funds”). Effective February 17, 2011, the management fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders of the USF Target Date Funds approved a new fee arrangement, which includes an annualized investment advisory fee of 0.25% and an administrative services agreement fee of 0.05% (collectively, the “direct fees and expenses”). For the period August 30, 2014 to November 19, 2018, Madison waived the direct fees and expenses (0.30%) for each fund. Investment returns reflect the fee waivers, without which returns would have been lower.

© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg Barclays US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg Barclays US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

20

Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - continued  |  December 31, 2019

Market Indexes

The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays Intermediate Government Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. corporate index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.

The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Bloomberg Barclays U.S. Corporate High Yield® Index measures the USD-denominated, high yield, fixed-rate corporate bond markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI EM Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,138 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

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Ultra Series Fund  |  Management’s Discussion of Fund Performance (unaudited) - concluded  |  December 31, 2019

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

22

Ultra Series Fund  |  December 31, 2019

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 96.6%

Bond Funds - 66.7%
Baird Aggregate Bond Fund Institutional Shares	1,312,316	$14,711,068
iShares 20+ Year Treasury Bond ETF (A)	54,171	7,339,087
iShares 7-10 Year Treasury Bond ETF (A)	56,586	6,236,909
Madison Core Bond Fund Class Y (B)	2,405,498	24,439,855
Madison Corporate Bond Fund Class Y (B)	624,784	7,553,634
Vanguard Short-Term Corporate Bond ETF (A)	177,331	14,369,131
Vanguard Short-Term Treasury ETF	207,906	12,646,922
		87,296,606
Foreign Stock Funds - 5.1%
iShares Edge MSCI Minimum Volatility EAFE ETF	43,893	3,271,784
Vanguard FTSE All-World ex-U.S. ETF	50,854	2,733,402
Vanguard FTSE Emerging Markets ETF	14,731	655,088
		6,660,274
Stock Funds - 24.8%
iShares Core S&P Mid-Cap ETF	685	140,987
iShares Edge MSCI Minimum Volatility USA ETF	25,001	1,640,065
iShares MSCI EAFE Small-Cap ETF (A)	26,318	1,639,085
JPMorgan BetaBuilders Japan ETF	26,390	647,611
Madison Dividend Income Fund Class Y (B)	399,146	11,263,898
Madison Investors Fund Class Y (B)	448,068	10,560,952
Madison Mid Cap Fund Class Y (B)	190,488	2,203,942
Vanguard Health Care ETF (A)	14,371	2,755,495
Vanguard Information Technology ETF (A)	6,889	1,686,772
		32,538,807
Total Investment Companies
(Cost $117,118,374)		126,495,687

SHORT-TERM INVESTMENTS - 6.4%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (C)	4,502,181	4,502,181
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (C) (D)	3,896,375	3,896,375
Total Short-Term Investments
(Cost $8,398,556)		8,398,556

TOTAL INVESTMENTS - 103.0% (Cost $125,516,930**)		134,894,243
NET OTHER ASSETS AND LIABILITIES - (3.0%)		(3,898,422)
TOTAL NET ASSETS - 100.0%		$130,995,821

**	Aggregate cost for Federal tax purposes was $125,577,922.

(A)	All or a portion of these securities, with an aggregate fair value of $11,308,247, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.

(B)	Affiliated Company (see Note 11).

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

23

Ultra Series Fund  |  December 31, 2019

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 92.3%

Bond Funds - 41.0%
Baird Aggregate Bond Fund Institutional Shares	933,023	$10,459,193
iShares 20+ Year Treasury Bond ETF (A)	53,541	7,253,735
iShares 7-10 Year Treasury Bond ETF	60,713	6,691,787
Madison Core Bond Fund Class Y (B)	2,608,000	26,497,284
Madison Corporate Bond Fund Class Y (B)	79,308	958,834
Vanguard Short-Term Corporate Bond ETF	208,638	16,905,937
Vanguard Short-Term Treasury ETF	149,083	9,068,719
		77,835,489
Foreign Stock Funds - 9.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	100,477	7,489,555
SPDR S&P Emerging Asia Pacific ETF (A)	13,751	1,421,607
Vanguard FTSE All-World ex-U.S. ETF	109,788	5,901,105
Vanguard FTSE Emerging Markets ETF	31,980	1,422,151
Vanguard FTSE Europe ETF (A)	32,766	1,920,088
		18,154,506
Stock Funds - 41.8%
iShares Core S&P Mid-Cap ETF	1,134	233,400
iShares MSCI EAFE Small-Cap ETF	91,417	5,693,451
JPMorgan BetaBuilders Japan ETF	75,964	1,864,156
Madison Dividend Income Fund Class Y (B)	968,168	27,321,694
Madison Investors Fund Class Y (B)	1,151,207	27,133,953
Madison Mid Cap Fund Class Y (B)	457,471	5,292,941
Vanguard Health Care ETF (A)	38,393	7,361,474
Vanguard Information Technology ETF	17,994	4,405,831
		79,306,900
Total Investment Companies
(Cost $152,655,071)		175,296,895

SHORT-TERM INVESTMENTS - 11.1%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (C)	14,491,627	14,491,627
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (C) (D)	6,591,183	6,591,183
Total Short-Term Investments
(Cost $21,082,810)		21,082,810

TOTAL INVESTMENTS - 103.4% (Cost $173,737,881**)		196,379,705
NET OTHER ASSETS AND LIABILITIES - (3.4%)		(6,524,855)
TOTAL NET ASSETS - 100.0%		$189,854,850

**	Aggregate cost for Federal tax purposes was $173,776,243.

(A)	All or a portion of these securities, with an aggregate fair value of $14,033,555, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.

(B)	Affiliated Company (see Note 11).

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

24

Ultra Series Fund  |  December 31, 2019

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 89.9%

Bond Funds - 21.4%
iShares 20+ Year Treasury Bond ETF (A)	11,637	$1,576,581
iShares 7-10 Year Treasury Bond ETF	10,990	1,211,318
Madison Core Bond Fund Class Y (B)	436,804	4,437,933
Vanguard Short-Term Corporate Bond ETF	40,346	3,269,236
Vanguard Short-Term Treasury ETF (A)	46,630	2,836,503
		13,331,571
Foreign Stock Funds - 13.2%
iShares Edge MSCI Minimum Volatility EAFE ETF	35,456	2,642,890
SPDR S&P Emerging Asia Pacific ETF (A)	7,524	777,847
Vanguard FTSE All-World ex-U.S. ETF	57,514	3,091,377
Vanguard FTSE Emerging Markets ETF	17,499	778,181
Vanguard FTSE Europe ETF (A)	16,135	945,511
		8,235,806
Stock Funds - 55.3%
iShares Core S&P Mid-Cap ETF	330	67,921
iShares Edge MSCI Minimum Volatility USA ETF	9,504	623,462
iShares MSCI EAFE Small-Cap ETF (A)	50,021	3,115,308
JPMorgan BetaBuilders Japan ETF	43,984	1,079,367
Madison Dividend Income Fund Class Y (B)	357,080	10,076,802
Madison Investors Fund Class Y (B)	424,599	10,007,793
Madison Mid Cap Fund Class Y (B)	320,148	3,704,108
Vanguard Health Care ETF (A)	16,937	3,247,500
Vanguard Information Technology ETF	10,577	2,589,779
		34,512,040
Total Investment Companies
(Cost $47,322,212)		56,079,417

SHORT-TERM INVESTMENTS - 13.8%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (C)	6,275,635	6,275,635
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (C) (D)	2,349,860	2,349,860
Total Short-Term Investments
(Cost $8,625,495)		8,625,495

TOTAL INVESTMENTS - 103.7% (Cost $55,947,707**)		64,704,912
NET OTHER ASSETS AND LIABILITIES - (3.7%)		(2,306,274)
TOTAL NET ASSETS - 100.0%		$62,398,638

**	Aggregate cost for Federal tax purposes was $55,966,031.

(A)	All or a portion of these securities, with an aggregate fair value of $4,322,580, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.

(B)	Affiliated Company (see Note 11).
(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

25

Ultra Series Fund | December 31, 2019

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 4.1%

American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$500,000	$499,976
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 2.06%, 5/15/23	275,000	275,407
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	103,168
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	192,215	192,262
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	94,838	95,911
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	108,692	110,236
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	150,000	153,719
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	225,000	232,945
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	350,000	348,740
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	114,860	114,815
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 (A), 2.13%, 5/22/23	337,252	337,148
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	500,000	499,514
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	185,000	187,025
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	1,000,000	999,391
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	670,000	681,347
Wheels SPV LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	200,000	200,767
Total Asset Backed Securities
(Cost $4,985,935)		5,032,371

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%

Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (C), 2.879%, 7/25/49	365,480	366,402
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,472,753	147,615
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	330,989	346,534
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	449,723	475,474
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	363,316	410,433
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	126,294	126,534
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	501,212	512,073
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	1,831,047	127,609
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	1,506,194	135,143
JPMorgan Mortgage Trust, Series 2019-2, Class A6 (A) (B) (D), 4%, 8/25/49	108,239	108,353
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (D), 4%, 9/25/49	301,255	302,702
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (D), 4%, 11/25/49	288,304	292,021
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (D), 4%, 11/25/49	94,152	94,718
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (D), 3.5%, 2/25/50	506,296	513,153
OBX Trust, Series 2015-1, Class 2A4 (A) (B) (D), 3%, 11/25/45	420,527	422,497
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (D), 4%, 11/25/48	298,142	299,798
PSMC Trust, Series 2019-2, Class A1 (A) (B) (D), 3.5%, 10/25/49	241,593	246,387
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (D), 4%, 4/25/49	242,585	246,925
Total Collateralized Mortgage Obligations (Cost $5,310,269)		5,174,371

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.8%

Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (D), 3.136%, 11/25/27	250,000	258,750
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (D), 0.607%, 1/25/22	22,047,718	216,299
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	300,000	311,253
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (D), 0.314%, 9/25/26	11,942,332	217,837
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	650,000	683,796
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (D), 3.565%, 11/25/47	500,000	517,569
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2, 2.862%, 3/15/47	8,549	8,540
Total Commercial Mortgage-Backed Securities (Cost $2,167,205)		2,214,044

See accompanying Notes to Financial Statements.

26

Ultra Series Fund  |  December 31, 2019

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 30.5%

Communication Services - 1.9%
Comcast Corp., 4.7%, 10/15/48	$250,000	$308,691
Mars Inc. (A), 3.875%, 4/1/39	350,000	387,027
Verizon Communications Inc., 4.329%, 9/21/28	347,000	393,834
Verizon Communications Inc., 3.875%, 2/8/29	300,000	330,934
Verizon Communications Inc., 4.4%, 11/1/34	300,000	347,777
Vodafone Group PLC (E), 3.75%, 1/16/24	250,000	264,452
Vodafone Group PLC (E), 5%, 5/30/38	250,000	289,517
		2,322,232
Consumer Discretionary - 4.2%
Advance Auto Parts Inc., 4.5%, 12/1/23	750,000	803,923
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	400,000	420,468
D.R. Horton Inc., 2.55%, 12/1/20	400,000	401,763
Discovery Communications LLC, 5%, 9/20/37	500,000	565,093
DISH DBS Corp., 6.75%, 6/1/21	150,000	157,868
ERAC USA Finance LLC (A), 6.7%, 6/1/34	100,000	135,010
Expedia Group Inc. (A), 3.25%, 2/15/30	350,000	336,862
Lennar Corp., 4.75%, 4/1/21	500,000	511,250
Lowe’s Cos. Inc., 4.55%, 4/5/49	400,000	472,271
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	482,243
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	850,000	864,826
		5,151,577
Consumer Staples - 0.3%

Molson Coors Brewing Co., 2.1%, 7/15/21	400,000	400,351

Energy - 4.0%
Antero Resources Corp. (F), 5.625%, 6/1/23	300,000	240,750
Energy Transfer Operating L.P., 5.25%, 4/15/29	300,000	337,113
EnLink Midstream Partners L.P., 5.45%, 6/1/47	550,000	444,125
Enterprise Products Operating LLC, 3.75%, 2/15/25	500,000	532,885
Helmerich & Payne Inc., 4.65%, 3/15/25	200,000	218,487
Kinder Morgan Inc., 5.55%, 6/1/45	800,000	952,068
MPLX L.P., 4.8%, 2/15/29	250,000	274,400
Occidental Petroleum Corp., 3.5%, 8/15/29	450,000	459,392
Occidental Petroleum Corp., 4.4%, 8/15/49	200,000	206,513
Unit Corp., 6.625%, 5/15/21	600,000	330,000
Valero Energy Partners L.P., 4.5%, 3/15/28	850,000	936,568
		4,932,301
Financials - 11.7%
Affiliated Managers Group Inc., 4.25%, 2/15/24	500,000	535,552
Aflac Inc., 4.75%, 1/15/49	400,000	487,321
Air Lease Corp., 3.75%, 2/1/22	250,000	257,469
American Express Co., 2.5%, 8/1/22	150,000	151,792
American Express Co., 4.2%, 11/6/25	350,000	385,885
American International Group Inc., 4.75%, 4/1/48	200,000	241,164
Bank of America Corp., MTN, 2.503%, 10/21/22	400,000	403,894
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	400,000	406,398
Bank of Montreal, MTN (E), 1.9%, 8/27/21	500,000	500,942
Bank of Montreal (E), 3.3%, 2/5/24	250,000	260,600
Capital One Financial Corp., 2.5%, 5/12/20	400,000	400,527
Capital One Financial Corp., 3.3%, 10/30/24	400,000	416,598
Cboe Global Markets Inc., 3.65%, 1/12/27	365,000	392,085
Citigroup Inc.(3M USD LIBOR + 1.192%) (B), 4.075%, 4/23/29	450,000	492,605
Discover Bank, 3.45%, 7/27/26	75,000	77,900
Fifth Third Bank, 3.35%, 7/26/21	500,000	511,051
Goldman Sachs Group Inc./The(3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	700,000	724,713
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	500,000	526,223
Healthpeak Properties Inc., 3.25%, 7/15/26	250,000	259,299
Huntington National Bank/The, 2.4%, 4/1/20	500,000	500,349
Huntington National Bank/The, 3.55%, 10/6/23	250,000	262,288
Intercontinental Exchange Inc., 2.35%, 9/15/22	200,000	202,123
Intercontinental Exchange Inc., 3.75%, 9/21/28	200,000	218,387
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	939,273
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	166,000	176,408
Liberty Mutual Group Inc. (A), 4.569%, 2/1/29	400,000	447,022
M&T Bank Corp., 3.55%, 7/26/23	250,000	262,504
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	400,000	414,620
Morgan Stanley, 4.3%, 1/27/45	1,000,000	1,176,315
PNC Bank NA, 2.7%, 10/22/29	125,000	124,846
Regions Financial Corp., 3.2%, 2/8/21	750,000	759,400
Regions Financial Corp., 2.75%, 8/14/22	400,000	407,233
State Street Corp.(SOFR + 1.490%) (B), 3.031%, 11/1/34	125,000	125,488
Synchrony Financial, 3.75%, 8/15/21	100,000	102,276
TD Ameritrade Holding Corp., 3.3%, 4/1/27	400,000	419,014
Western Union Co./The, 2.85%, 1/10/25	125,000	125,422
ZB NA, 3.5%, 8/27/21	250,000	255,856
		14,350,842
Health Care - 2.8%
AbbVie Inc., 3.75%, 11/14/23	400,000	421,049
Anthem Inc., 2.375%, 1/15/25	300,000	299,647
Becton, Dickinson and Co., 2.894%, 6/6/22	500,000	508,326

See accompanying Notes to Financial Statements.

27

Ultra Series Fund  |  December 31, 2019

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued

Health Care - continued
Cigna Corp., 4.375%, 10/15/28	$50,000	$55,394
Cigna Corp., 4.9%, 12/15/48	200,000	238,899
CVS Health Corp., 5.125%, 7/20/45	750,000	889,737
Forest Laboratories LLC (A), 5%, 12/15/21	250,000	261,483
Humana Inc., 2.5%, 12/15/20	400,000	401,692
Zoetis Inc., 3%, 9/12/27	300,000	308,499
		3,384,726
Industrials - 1.5%
Bristol-Myers Squibb Co. (A), 3.4%, 7/26/29	350,000	374,578
Carlisle Cos. Inc., 3.5%, 12/1/24	200,000	207,759
DAE Funding LLC (A), 5.25%, 11/15/21	200,000	207,500
Masco Corp., 4.375%, 4/1/26	150,000	162,106
Owens Corning, 3.95%, 8/15/29	400,000	416,377
WRKCo Inc., 3.9%, 6/1/28	450,000	477,540
		1,845,860
Information Technology - 2.4%
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	500,000	506,311
Citrix Systems Inc., 4.5%, 12/1/27	105,000	113,793
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	250,000	344,484
Marvell Technology Group Ltd. (E), 4.2%, 6/22/23	400,000	422,426
Oracle Corp., 4%, 7/15/46	750,000	834,875
PayPal Holdings Inc., 2.4%, 10/1/24	450,000	454,438
Salesforce.com Inc., 3.7%, 4/11/28	250,000	274,270
		2,950,597
Materials - 0.3%
DuPont de Nemours Inc., 4.725%, 11/15/28	300,000	340,632

Real Estate - 0.2%
Store Capital Corp., 4.5%, 3/15/28	200,000	218,844

Utilities - 1.2%
Dominion Energy Gas Holdings LLC, Series B, 3%, 11/15/29	150,000	149,495
Duke Energy Corp., 3.75%, 9/1/46	650,000	672,390
Interstate Power and Light Co., 3.5%, 9/30/49	225,000	220,765
PacifiCorp., 4.15%, 2/15/50	350,000	402,255
		1,444,905
Total Corporate Notes and Bonds
(Cost $35,283,061)		37,342,867

LONG TERM MUNICIPAL BONDS - 2.2%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,286,540
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	501,590
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	800,000	870,152
Total Long Term Municipal Bonds
(Cost $2,589,645)		2,658,282

MORTGAGE BACKED SECURITIES - 25.9%

Fannie Mae - 16.7%
3%, 9/1/30 Pool # 890696	896,566	924,227
3%, 12/1/30 Pool # AL8924	376,379	388,198
7%, 11/1/31 Pool # 607515	20,051	22,466
3.5%, 12/1/31 Pool # MA0919	102,474	107,172
6.5%, 3/1/32 Pool # 631377	26,408	29,312
7%, 5/1/32 Pool # 644591	6,108	6,291
6.5%, 6/1/32 Pool # 545691	218,214	244,543
3.5%, 8/1/32 Pool # MA3098	160,749	167,164
5.5%, 11/1/33 Pool # 555880	269,812	301,289
7%, 7/1/34 Pool # 792636	34,935	36,016
2.5%, 10/1/34 Pool # MA3797	243,415	245,646
4%, 2/1/35 Pool # MA2177	1,040,252	1,107,341
5%, 8/1/35 Pool # 829670	357,367	393,368
5%, 9/1/35 Pool # 820347	457,925	510,486
5%, 9/1/35 Pool # 835699	357,312	396,155
3.5%, 12/1/35 Pool # MA2473	754,143	786,377
5%, 12/1/35 Pool # 850561	116,329	128,288
4%, 6/1/36 Pool # AL8618	308,929	329,022
5.5%, 10/1/36 Pool # 901723	244,413	266,596
6.5%, 10/1/36 Pool # 894118	258,183	289,073
6%, 11/1/36 Pool # 902510	317,235	365,519
6%, 10/1/37 Pool # 947563	372,981	429,507
6.5%, 8/1/38 Pool # 987711	526,524	626,346
3%, 11/1/39 Pool # MA3831	247,855	253,766
4%, 1/1/41 Pool # AB2080	1,155,549	1,239,016
4.5%, 7/1/41 Pool # AB3274	447,336	485,859
5.5%, 7/1/41 Pool # AL6588	862,403	969,588
4%, 9/1/41 Pool # AJ1406	754,787	810,519
3.5%, 6/1/42 Pool # AO4136	1,260,541	1,328,709
4%, 6/1/42 Pool # MA1087	306,741	328,197
3.5%, 8/1/42 Pool # AP2133	581,248	612,700
3.5%, 9/1/42 Pool # AB6228	1,026,131	1,081,657
4%, 10/1/42 Pool # AP7363	738,001	789,522
3.5%, 3/1/43 Pool # AT0310	551,923	581,765
4%, 1/1/45 Pool # AS4257	168,420	178,284
4.5%, 2/1/45 Pool # MA2193	675,070	725,449
3.5%, 8/1/45 Pool # AS5645	557,140	581,771
3.5%, 11/1/45 Pool # BA4907	482,022	503,274
3.5%, 12/1/45 Pool # AS6309	241,776	252,452
4.5%, 10/1/46 Pool # MA2783	82,890	88,043
4%, 12/1/46 Pool # BD2379	354,158	373,400

See accompanying Notes to Financial Statements.

28

Ultra Series Fund | December 31, 2019

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
3%, 1/1/47 Pool # BE0108	$389,563	$401,033
4%, 7/1/48 Pool # MA3415	715,858	746,262
		20,431,668
Freddie Mac - 9.1%
4.5%, 2/1/25 Pool # J11722	104,119	109,535
4.5%, 5/1/25 Pool # J12247	200,557	210,375
8%, 6/1/30 Pool # C01005	10,036	11,698
7%, 3/1/31 Pool # C48129	44,355	44,958
2.5%, 10/1/34 Pool # SB8010	973,663	982,588
5.5%, 11/1/34 Pool # A28282	486,338	538,970
5.5%, 1/1/37 Pool # G04593	158,465	178,483
4%, 10/1/41 Pool # Q04092	522,676	561,085
3%, 9/1/42 Pool # C04233	1,313,878	1,354,418
3%, 4/1/43 Pool # V80025	1,578,259	1,626,641
3%, 4/1/43 Pool # V80026	1,547,566	1,594,835
3.5%, 8/1/44 Pool # Q27927	520,720	548,854
3%, 7/1/45 Pool # G08653	471,256	483,375
3.5%, 8/1/45 Pool # Q35614	890,278	934,937
3%, 10/1/46 Pool # G60722	849,431	872,354
4%, 3/1/47 Pool # Q46801	668,471	704,659
3.5%, 12/1/47 Pool # Q52955	420,432	436,895
		11,194,660
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	38,561	43,967
6.5%, 4/20/31 Pool # 3068	27,889	31,893
		75,860
Total Mortgage Backed Securities
(Cost $30,878,073)		31,702,188

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.1%

U.S. Treasury Bonds - 10.6%
6.625%, 2/15/27	$2,000,000	2,642,812
4.500%, 5/15/38	2,000,000	2,706,328
3.750%, 8/15/41	1,000,000	1,243,750
3.000%, 5/15/45	1,250,000	1,398,682
2.500%, 5/15/46	1,000,000	1,023,477
2.250%, 8/15/46	1,250,000	1,217,871
3.000%, 5/15/47	1,000,000	1,126,289
3.375%, 11/15/48	1,400,000	1,693,563
		13,052,772
U.S. Treasury Notes - 17.5%
2.625%, 11/15/20	2,750,000	2,773,096
3.125%, 5/15/21	1,000,000	1,020,430
2.000%, 11/15/21	2,500,000	2,519,727
2.500%, 8/15/23	1,350,000	1,390,447
2.750%, 11/15/23	2,000,000	2,081,641
2.125%, 3/31/24	2,000,000	2,037,187
2.250%, 11/15/25	3,500,000	3,595,293
1.500%, 8/15/26	975,000	956,147
2.375%, 5/15/27	750,000	777,978
2.875%, 5/15/28	2,000,000	2,154,141
2.625%, 2/15/29	2,025,000	2,147,607
		21,453,694
Total U.S. Government and Agency Obligations (Cost $32,073,704)		34,506,466

	Shares
SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (G)	2,802,352	2,802,352
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (G) (H)	243,285	243,285
Total Short-Term Investments
(Cost $3,045,637)		3,045,637

TOTAL INVESTMENTS - 99.3% (Cost $116,333,529**)		121,676,226
NET OTHER ASSETS AND LIABILITIES - 0.7%		857,624
TOTAL NET ASSETS - 100.0%		$122,533,850

**	Aggregate cost for Federal tax purposes was $116,364,488.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2019.
(C)	Stepped rate security. Rate shown is as of December 31, 2019.

(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.8% of total net assets. (F) All or a portion of these securities, with an aggregate fair value of $237,267, are on loan as part of a securities lending program. See footnote (H) and Note 8 for details on the securities lending program. (G) 7-day yield.

(F)	All or a portion of these securities, with an aggregate fair value of $237,267, are on loan as part of a securities lending program. See footnote (H) and Note 8 for details on the securities lending program.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.

IO	Interest Only.

LIBOR	London Interbank Offered Rate.

MTN	Medium Term Note.
PLC	Public Limited Company.

REMICS	Real Estate Mortgage Investment Conduit.

SOFR	Secured Overnight Financing Rate.

See accompanying Notes to Financial Statements.

29

Ultra Series Fund  |  December 31, 2019

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 87.6%

Communication Services - 5.4%
Altice Luxembourg S.A. (A) (B), 7.625%, 2/15/25	$200,000	$207,750
CenturyLink Inc., 6.45%, 6/15/21	205,000	214,584
Diamond Sports Group LLC / Diamond Sports Finance Co. (A), 5.375%, 8/15/26	150,000	151,733
Frontier Communications Corp. (A), 8.5%, 4/1/26	150,000	151,875
GrubHub Holdings Inc. (A), 5.5%, 7/1/27	150,000	140,445
Nexstar Broadcasting Inc. (A), 5.625%, 8/1/24	125,000	130,312
Sprint Spectrum Co. LLC / Sprint Spectrum Co.
II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	65,625	66,209
		1,062,908
Consumer Discretionary - 18.2%
Cablevision Systems Corp., 5.875%, 9/15/22	250,000	269,375
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.125%, 5/1/23	350,000	357,220
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	200,000	206,750
Diamond Resorts International Inc. (A), 7.75%, 9/1/23	250,000	257,140
DISH DBS Corp., 6.75%, 6/1/21	300,000	315,735
IRB Holding Corp. (A), 6.75%, 2/15/26	250,000	261,875
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (A), 6.75%, 11/15/21	21,000	21,420
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	512,500
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	253,438
Scientific Games International Inc. (A), 5%, 10/15/25	250,000	261,563
Service Corp. International/US, 5.375%, 5/15/24	300,000	309,000
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	253,750
Univision Communications Inc. (A), 5.125%, 5/15/23	325,000	324,187
		3,603,953
Consumer Staples - 6.1%
Avon International Operations Inc. (A), 7.875%, 8/15/22	250,000	260,625
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	361,770
Post Holdings Inc. (A), 5.5%, 3/1/25	250,000	261,875
Simmons Foods Inc. (A), 5.75%, 11/1/24	325,000	326,625
		1,210,895
Energy - 10.2%
American Midstream Partners L.P. / American
Midstream Finance Corp. (A), 9.5%, 12/15/21	375,000	352,500
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	115,781
Carrizo Oil & Gas Inc. (C), 6.25%, 4/15/23	375,000	380,569
EnerSys (A), 4.375%, 12/15/27	125,000	123,450
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	125,000	36,875
Murphy Oil USA Inc., 5.625%, 5/1/27	400,000	429,000
Sunoco L.P. / Sunoco Finance Corp., 4.875%, 1/15/23	250,000	255,630
Unit Corp., 6.625%, 5/15/21	600,000	330,000
		2,023,805
Financials - 9.6%
Credit Acceptance Corp. (A), 5.125%, 12/31/24	125,000	129,807
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	250,000	255,625
Equinix Inc., 5.875%, 1/15/26	400,000	424,504
Jefferies Finance LLC / JFIN Co-Issuer Corp. (A), 7.25%, 8/15/24	250,000	257,500
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	400,000	424,000
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	206,750
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	212,212
		1,910,398
Health Care - 7.6%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	503,750
Avantor Inc. (A), 6%, 10/1/24	200,000	213,246
HCA Inc., 5.875%, 2/15/26	250,000	284,282
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (A) (B), 10%, 4/15/25	425,000	335,750
MEDNAX Inc. (A), 5.25%, 12/1/23	175,000	178,938
		1,515,966
Industrials - 17.7%
Avis Budget Car Rental LLC / Avis Budget
Finance Inc. (A) (C), 5.25%, 3/15/25	250,000	257,187
Covanta Holding Corp., 5.875%, 3/1/24	500,000	514,375
DAE Funding LLC (A), 5%, 8/1/24	250,000	262,485
DAE Funding LLC (A), 5.25%, 11/15/21	150,000	155,625
GFL Environmental Inc. (A) (B), 5.375%, 3/1/23	250,000	257,500
Griffon Corp., 5.25%, 3/1/22	300,000	301,125
Hughes Satellite Systems Corp., 5.25%, 8/1/26	225,000	246,938
Mueller Industries Inc., 6%, 3/1/27	250,000	255,937
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	425,000	426,594
Patrick Industries Inc. (A), 7.5%, 10/15/27	125,000	133,125
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	36,000	37,755
Tennant Co., 5.625%, 5/1/25	250,000	261,250
TransDigm Inc. (A), 6.25%, 3/15/26	175,000	189,457
Waste Pro USA Inc. (A), 5.5%, 2/15/26	200,000	208,500
		3,507,853

See accompanying Notes to Financial Statements.

30

Ultra Series Fund  |  December 31, 2019

High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued

Information Technology - 2.5%
Alliance Data Systems Corp. (A), 4.75%, 12/15/24	$500,000	$498,750

Materials - 3.5%
Berry Global Inc., 5.125%, 7/15/23	250,000	256,563
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	431,000
		687,563
Real Estate - 2.8%
Iron Mountain Inc., 5.75%, 8/15/24	300,000	303,375
Iron Mountain Inc. (A), 4.875%, 9/15/27	250,000	258,125
		561,500
Utilities - 4.0%
AES Corp., 5.5%, 4/15/25	415,000	428,488
AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	110,250
Calpine Corp., 5.5%, 2/1/24	250,000	253,750
		792,488
Total Corporate Notes and Bonds
(Cost $17,399,693)		17,376,079
	Shares
EXCHANGE TRADED FUNDS - 2.6%
iShares iBoxx High Yield Corporate Bond ETF	5,900	518,846

Total Exchange Traded Funds
(Cost $508,729)		518,846
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.4%
U.S. Treasury Bills - 5.4%
1.458%, 1/7/20 (C)	$859,000	$858,791
1.521%, 1/7/20 (C)	210,000	209,947
		1,068,738
Total U.S. Government and Agency Obligations (Cost $1,068,738)		1,068,738

SHORT-TERM INVESTMENTS - 6.2%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (D)	645,132	645,132
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (D) (E)	596,515	596,515
Total Short-Term Investments
(Cost $1,241,647)		1,241,647

TOTAL INVESTMENTS - 101.8% (Cost $20,218,807**)		$20,205,310
NET OTHER ASSETS AND LIABILITIES - (1.8%)		(366,181)
TOTAL NET ASSETS - 100.0%		$19,839,129

**	Aggregate cost for Federal tax purposes was $20,218,807.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.0% of total net assets.
(C)	All or a portion of these securities, with an aggregate fair value of $1,632,837, are on loan as part of a securities lending program. See footnote (E) and Note 8 for details on the securities lending program.

(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

31

Ultra Series Fund  |  December 31, 2019

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 68.9%

Communication Services - 5.2%
Comcast Corp., Class A	141,000	$6,340,770
Verizon Communications Inc.	98,000	6,017,200
		12,357,970
Consumer Discretionary - 4.7%
Home Depot Inc./The	15,000	3,275,700
McDonald’s Corp.	23,500	4,643,835
TJX Cos. Inc./The	55,500	3,388,830
		11,308,365
Consumer Staples - 5.3%
Hershey Co./The	12,500	1,837,250
Nestle S.A., ADR	31,500	3,410,190
PepsiCo Inc.	27,500	3,758,425
Procter & Gamble Co./The	30,000	3,747,000
		12,752,865
Energy - 3.6%
Chevron Corp.	33,000	3,976,830
Exxon Mobil Corp.	68,000	4,745,040
		8,721,870
Financials - 14.6%
Bank of America Corp.	138,500	4,877,970
BlackRock Inc.	12,500	6,283,750
Chubb Ltd.	23,000	3,580,180
JPMorgan Chase & Co.	48,500	6,760,900
Northern Trust Corp.	34,000	3,612,160
Travelers Cos. Inc./The	30,000	4,108,500
US Bancorp	97,000	5,751,130
		34,974,590
Health Care - 11.2%
Amgen Inc.	8,500	2,049,095
Bristol-Myers Squibb Co.	71,000	4,557,490
Johnson & Johnson	29,500	4,303,165
Medtronic PLC	44,500	5,048,525
Merck & Co. Inc.	50,000	4,547,500
Novartis AG, ADR	37,500	3,550,875
Pfizer Inc.	75,000	2,938,500
		26,995,150
Industrials - 9.8%
Caterpillar Inc.	40,500	5,981,040
Emerson Electric Co.	42,094	3,210,089
Fastenal Co.	127,000	4,692,650
General Dynamics Corp.	18,000	3,174,300
Union Pacific Corp.	16,000	2,892,640
United Technologies Corp.	24,500	3,669,120
		23,619,839
Information Technology - 9.7%
Accenture PLC, Class A	11,700	2,463,669
Analog Devices Inc.	32,500	3,862,300
Automatic Data Processing Inc.	12,200	2,080,100
Cisco Systems Inc.	92,000	4,412,320
Microsoft Corp.	13,500	2,128,950
Paychex Inc.	26,000	2,211,560
TE Connectivity Ltd.	19,500	1,868,880
Texas Instruments Inc.	33,500	4,297,715
		23,325,494
Materials - 2.0%
Linde PLC	23,000	4,896,700

Utilities - 2.8%
Dominion Energy Inc.	32,000	2,650,240
NextEra Energy Inc.	17,000	4,116,720
		6,766,960
Total Common Stocks
(Cost $107,154,069)		165,719,803
	Par Value
ASSET BACKED SECURITIES - 1.5%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$250,000	249,988
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 2.06%, 5/15/23	150,000	150,222
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	200,000	202,848
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	103,168
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	120,134	120,164
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	240,257	242,975
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	108,692	110,236
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	130,000	134,590
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	300,000	298,920
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	112,608	112,564
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 (A), 2.13%, 5/22/23	74,945	74,922
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	500,000	499,514
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	110,000	111,204

See accompanying Notes to Financial Statements.

32

Ultra Series Fund  |  December 31, 2019

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - continued
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	$500,000	$499,695
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	390,000	396,605
Wheels SPV LLC, Series 2019-1A, Class A2 (A), 2.3%, 5/22/28	200,000	200,514
Total Asset Backed Securities
(Cost $3,476,600)		3,508,129

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%

Fannie Mae - 0.9%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	308,923	323,432
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	432,634	457,406
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	331,526	374,520
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	216,505	216,915
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	300,727	307,244
Freddie Mac REMICS, Series 4037, Class B, 3%, 4/15/27	450,000	462,323
		2,141,840
Financials - 0.6%
JPMorgan Mortgage Trust, Series 2019-2, Class A6 (A) (B) (C), 4%, 8/25/49	64,943	65,012
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (C), 4%, 9/25/49	241,004	242,162
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (C), 4%, 11/25/49	188,304	189,435
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	322,188	326,552
OBX Trust, Series 2015-1, Class 2A4 (A) (B) (C), 3%, 11/25/45	420,527	422,497
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (C), 4%, 11/25/48	178,885	179,879
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	144,956	147,832
		1,573,369
Total Collateralized Mortgage Obligations (Cost $3,732,280)		3,715,209

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.4%
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	200,000	207,502
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	300,000	315,598
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	300,000	310,542
Total Commercial Mortgage-Backed Securities (Cost $800,525)		833,642

CORPORATE NOTES AND BONDS - 8.4%
Communication Services - 0.6%
AT&T Inc., 4.75%, 5/15/46	500,000	565,871
Comcast Corp., 4.15%, 10/15/28	275,000	309,745
Mars Inc. (A), 3.875%, 4/1/39	150,000	165,869
Verizon Communications Inc., 4.329%, 9/21/28	309,000	350,705
		1,392,190
Consumer Discretionary - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	300,000	315,351
Discovery Communications LLC, 5%, 9/20/37	300,000	339,056
DISH DBS Corp., 6.75%, 6/1/21	150,000	157,867
ERAC USA Finance LLC (A), 6.7%, 6/1/34	150,000	202,516
Expedia Group Inc. (A), 3.25%, 2/15/30	250,000	240,615
Lennar Corp., 4.75%, 4/1/21	350,000	357,875
Lowe’s Cos. Inc., 4.55%, 4/5/49	200,000	236,136
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	350,000	356,105
		2,205,521

Energy - 1.7%
Antero Resources Corp. (D), 5.625%, 6/1/23	200,000	160,500
Energy Transfer Operating L.P., 5.25%, 4/15/29	100,000	112,371
Enterprise Products Operating LLC, 3.75%, 2/15/25	250,000	266,442
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	587,027
Kinder Morgan Inc., 5.55%, 6/1/45	320,000	380,827
MPLX L.P., 4.8%, 2/15/29	150,000	164,640
Occidental Petroleum Corp., 3.5%, 8/15/29	200,000	204,174
Phillips 66, 4.65%, 11/15/34	500,000	587,660
Schlumberger Holdings Corp. (A), 4%, 12/21/25	26,000	28,003
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	390,000	415,508
Unit Corp., 6.625%, 5/15/21	200,000	110,000
Valero Energy Corp., 6.625%, 6/15/37	500,000	661,587
Valero Energy Partners L.P., 4.5%, 3/15/28	350,000	385,646
		4,064,385

See accompanying Notes to Financial Statements.

33

Ultra Series Fund  |  December 31, 2019

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Financials - 2.9%
Air Lease Corp., 3.625%, 4/1/27	$500,000	$518,574
American Express Co., 2.5%, 8/1/22	150,000	151,792
American Express Co., 4.2%, 11/6/25	250,000	275,632
Bank of America Corp., MTN, 2.503%, 10/21/22	400,000	403,893
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	250,000	253,999
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	200,000	206,419
Bank of Montreal (E), 3.3%, 2/5/24	150,000	156,360
Capital One Financial Corp., 3.3%, 10/30/24	400,000	416,598
Cboe Global Markets Inc., 3.65%, 1/12/27	300,000	322,261
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	750,000	776,478
Healthpeak Properties Inc., 3.25%, 7/15/26	200,000	207,439
JPMorgan Chase & Co., 2.972%, 1/15/23	500,000	509,464
JPMorgan Chase & Co., 2.95%, 10/1/26	400,000	412,239
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	300,000	310,965
Morgan Stanley, MTN, 3.875%, 1/27/26	200,000	214,819
Morgan Stanley, 4.3%, 1/27/45	500,000	588,158
Regions Financial Corp., 3.2%, 2/8/21	500,000	506,267
Regions Financial Corp., 2.75%, 8/14/22	250,000	254,520
Synchrony Financial, 3.75%, 8/15/21	50,000	51,138
Synchrony Financial, 3.7%, 8/4/26	250,000	258,358
Western Union Co./The, 2.85%, 1/10/25	200,000	200,676
		6,996,049
Health Care - 0.8%
AbbVie Inc., 3.75%, 11/14/23	225,000	236,840
Anthem Inc., 2.375%, 1/15/25	200,000	199,765
Cigna Corp., 4.375%, 10/15/28	50,000	55,394
Cigna Corp., 4.9%, 12/15/48	100,000	119,450
CVS Health Corp., 5.125%, 7/20/45	400,000	474,526
Humana Inc., 2.5%, 12/15/20	300,000	301,269
UnitedHealth Group Inc., 3.7%, 8/15/49	150,000	161,231
Zoetis Inc., 3%, 9/12/27	225,000	231,374
		1,779,849
Industrials - 0.3%
Bristol-Myers Squibb Co. (A), 3.4%, 7/26/29	275,000	294,311
DAE Funding LLC (A), 5.25%, 11/15/21	100,000	103,750
Masco Corp., 4.375%, 4/1/26	75,000	81,053
WRKCo Inc., 3.9%, 6/1/28	175,000	185,710
		664,824
Information Technology - 0.9%
Broadridge Financial Solutions Inc., 2.9%, 12/1/29	300,000	299,725
Citrix Systems Inc., 4.5%, 12/1/27	85,000	92,118
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	175,000	241,139
Intel Corp., 3.734%, 12/8/47	435,000	478,924
Oracle Corp., 4%, 7/15/46	500,000	556,583
PayPal Holdings Inc., 2.4%, 10/1/24	350,000	353,452
Thomson Reuters Corp. (E), 4.3%, 11/23/23	200,000	214,639
		2,236,580
Materials - 0.1%
DuPont de Nemours Inc., 4.725%, 11/15/28	295,000	334,955

Real Estate - 0.1%
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	100,000	104,607
Store Capital Corp., 4.5%, 3/15/28	200,000	218,844
		323,451
Utilities - 0.1%
Interstate Power and Light Co., 3.5%, 9/30/49	150,000	147,176
PacifiCorp., 4.15%, 2/15/50	100,000	114,930
		262,106
Total Corporate Notes and Bonds
(Cost $18,851,722)		20,259,910

LONG TERM MUNICIPAL BONDS - 1.0%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,286,540
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	501,590
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	5,000	5,133
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	620,000	636,479
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	70,000	70,230
Total Long Term Municipal Bonds
(Cost $2,464,762)		2,499,972

MORTGAGE BACKED SECURITIES - 7.3%

Fannie Mae - 4.9%
3%, 9/1/30 Pool # 890696	424,689	437,792
3%, 12/1/30 Pool # AL8924	301,103	310,558
7%, 11/1/31 Pool # 607515	20,051	22,466
3.5%, 12/1/31 Pool # MA0919	128,093	133,965
7%, 5/1/32 Pool # 644591	3,358	3,459
3.5%, 8/1/32 Pool # MA3098	160,749	167,164
5.5%, 10/1/33 Pool # 254904	110,306	124,153
5.5%, 11/1/33 Pool # 555880	269,812	301,289
5%, 5/1/34 Pool # 780890	340,450	375,253
7%, 7/1/34 Pool # 792636	16,721	17,239
4%, 2/1/35 Pool # MA2177	500,121	532,376
5%, 9/1/35 Pool # 820347	187,156	208,638

See accompanying Notes to Financial Statements.

34

Ultra Series Fund  |  December 31, 2019

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
5%, 9/1/35 Pool # 835699	$149,566	$165,826
5%, 12/1/35 Pool # 850561	48,664	53,666
5.5%, 9/1/36 Pool # 831820	238,438	267,313
5.5%, 10/1/36 Pool # 901723	91,655	99,973
5.5%, 12/1/36 Pool # 903059	162,646	178,394
4%, 1/1/41 Pool # AB2080	513,577	550,674
4.5%, 7/1/41 Pool # AB3274	141,008	153,151
5.5%, 7/1/41 Pool # AL6588	497,540	559,377
4%, 9/1/41 Pool # AJ1406	335,461	360,231
4%, 10/1/41 Pool # AJ4046	448,337	480,963
3.5%, 6/1/42 Pool # AO4134	375,912	396,252
3.5%, 6/1/42 Pool # AO4136	472,703	498,266
3.5%, 8/1/42 Pool # AP2133	484,373	510,583
4%, 10/1/42 Pool # AP7363	388,421	415,538
3%, 2/1/43 Pool # AL3072	597,954	616,315
3%, 2/1/43 Pool # AB8486	819,618	844,196
3.5%, 3/1/43 Pool # AT0310	351,224	370,214
4%, 1/1/45 Pool # AS4257	121,636	128,761
4.5%, 2/1/45 Pool # MA2193	381,221	409,671
3.5%, 4/1/45 Pool # MA2229	367,611	383,822
3.5%, 11/1/45 Pool # BA4907	482,022	503,274
3.5%, 12/1/45 Pool # AS6309	90,666	94,669
4%, 7/1/48 Pool # MA3415	536,893	559,696
3.5%, 1/1/49 Pool # MA3574	386,192	397,540
		11,632,717
Freddie Mac - 2.4%
4.5%, 2/1/25 Pool # J11722	62,471	65,721
4.5%, 5/1/25 Pool # J12247	56,407	59,168
8%, 6/1/30 Pool # C01005	8,029	9,358
6.5%, 1/1/32 Pool # C62333	70,581	78,630
2.5%, 10/1/34 Pool # SB8010	973,663	982,588
3.5%, 11/1/40 Pool # G06168	238,823	251,856
4.5%, 9/1/41 Pool # Q03516	391,927	425,948
4%, 10/1/41 Pool # Q04092	522,676	561,085
3%, 9/1/42 Pool # C04233	420,441	433,414
3%, 4/1/43 Pool # V80025	631,304	650,656
3%, 4/1/43 Pool # V80026	619,027	637,934
3.5%, 8/1/45 Pool # Q35614	593,518	623,291
3%, 10/1/46 Pool # G60722	469,898	482,579
4%, 3/1/47 Pool # Q46801	534,776	563,727
		5,825,955
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	22,967	26,265
Total Mortgage Backed Securities
(Cost $17,077,432)		17,484,937

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.5%

U.S. Treasury Bonds - 2.9%
6.625%, 2/15/27	1,100,000	1,453,547
3.000%, 5/15/42	1,000,000	1,114,726
2.500%, 2/15/45	1,000,000	1,022,734
2.500%, 5/15/46	750,000	767,607
2.250%, 8/15/46	750,000	730,723
3.000%, 5/15/47	400,000	450,516
3.000%, 2/15/48	500,000	563,516
3.375%, 11/15/48	750,000	907,266
		7,010,635
U.S. Treasury Notes - 5.6%
2.625%, 11/15/20	1,250,000	1,260,498
3.125%, 5/15/21	1,000,000	1,020,430
2.000%, 11/15/21	1,500,000	1,511,836
1.750%, 5/15/22	1,250,000	1,254,590
2.500%, 8/15/23	1,000,000	1,029,961
2.125%, 3/31/24	1,000,000	1,018,594
2.250%, 11/15/25	2,250,000	2,311,260
1.500%, 8/15/26	90,000	88,260
2.375%, 5/15/27	750,000	777,978
2.875%, 5/15/28	1,400,000	1,507,898
2.625%, 2/15/29	1,500,000	1,590,820
		13,372,125
Total U.S. Government and Agency Obligations (Cost $19,304,883)		20,382,760

See accompanying Notes to Financial Statements.

35

Ultra Series Fund  |  December 31, 2019

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 2.4%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (F)	5,708,765	$5,708,765
State Street Navigator Securities Lending Government Money Market Portfolio,1.56% (F) (G)	162,190	162,190
Total Short-Term Investments
(Cost $5,870,955)		5,870,955

TOTAL INVESTMENTS - 99.9% (Cost $178,733,228**)		240,275,317
NET OTHER ASSETS AND LIABILITIES - 0.1%		305,631
TOTAL NET ASSETS - 100.0%		$240,580,948

**	Aggregate cost for Federal tax purposes was $179,443,561.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2019.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $158,178, are on loan as part of a securities lending program. See footnote (G) and Note 8 for details on the securities lending program.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.3% of total net assets.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FREMF	Freddie Mac Multifamily.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
REMICS	Real Estate Mortgage Investment Conduit.

See accompanying Notes to Financial Statements.

36

Ultra Series Fund  |  December 31, 2019

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.7%

Communication Services - 5.6%
Verizon Communications Inc.	70,000	$4,298,000
Walt Disney Co./The	71,000	10,268,730
		14,566,730
Consumer Discretionary - 4.9%
Lowe’s Cos. Inc.	107,000	12,814,320

Consumer Staples - 2.1%
Mondelez International Inc., Class A	97,500	5,370,300

Energy - 12.5%
Canadian Natural Resources Ltd.	259,000	8,378,650
EOG Resources Inc.	55,500	4,648,680
Halliburton Co.	366,000	8,956,020
Marathon Petroleum Corp.	85,000	5,121,250
ONEOK Inc.	74,500	5,637,415
		32,742,015
Financials - 27.3%
Commercial Banks - 18.8%
Bank of America Corp.	387,000	13,630,140
Citigroup Inc.	150,500	12,023,445
JPMorgan Chase & Co.	100,000	13,940,000
US Bancorp	159,500	9,456,755
		49,050,340
Consumer Finance - 4.2%
American Express Co.	87,000	10,830,630
Insurance - 4.3%
Aon PLC	54,500	11,351,805
		71,232,775
Health Care - 11.1%
Baxter International Inc.	145,500	12,166,710
Bristol-Myers Squibb Co.	87,000	5,584,530
Zimmer Biomet Holdings Inc.	75,500	11,300,840
		29,052,080
Industrials - 7.6%
Colfax Corp. *	73,000	2,655,740
Delta Air Lines Inc.	93,000	5,438,640
Jacobs Engineering Group Inc.	132,000	11,857,560
		19,951,940
Information Technology - 3.4%
Broadcom Inc.	27,800	8,785,356

Materials - 13.6%
Barrick Gold Corp.	695,000	12,920,050
Franco-Nevada Corp.	42,900	4,431,570
PPG Industries Inc.	70,500	9,411,045
Royal Gold Inc.	71,000	8,679,750
		35,442,415
Real Estate - 2.6%
Prologis Inc., REIT	76,000	6,774,640

Utilities - 7.0%
Duke Energy Corp.	56,000	5,107,760
Sempra Energy	87,000	13,178,760
		18,286,520
Total Common Stocks
(Cost $205,543,793)		255,019,091

SHORT-TERM INVESTMENTS - 2.2%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (A)	5,830,806	5,830,806
Total Short-Term Investments
(Cost $5,830,806)		5,830,806

TOTAL INVESTMENTS - 99.9% (Cost $211,374,599**)		260,849,897
NET OTHER ASSETS AND LIABILITIES - 0.1%		208,967
TOTAL NET ASSETS - 100.0%		$261,058,864

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $211,374,599.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

37

Ultra Series Fund  |  December 31, 2019

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.6%

Communication Services - 10.3%
Alphabet Inc., Class C *	8,420	$11,257,709
Liberty Broadband Corp., Class C *	53,699	6,752,649
Omnicom Group Inc.	51,919	4,206,477
		22,216,835
Consumer Discretionary - 19.3%
Booking Holdings Inc. *	3,409	7,001,166
CarMax Inc. *	103,445	9,069,023
Dollar Tree Inc. *	73,187	6,883,237
Lowe’s Cos. Inc.	88,281	10,572,533
TJX Cos. Inc./The	130,287	7,955,324
		41,481,283
Energy - 2.3%
Exxon Mobil Corp.	72,068	5,028,905

Financials - 17.9%
Berkshire Hathaway Inc., Class B *	42,949	9,727,948
Brookfield Asset Management Inc., Class A	178,300	10,305,740
Progressive Corp./The	117,356	8,495,401
US Bancorp	168,657	9,999,674
		38,528,763
Health Care - 11.3%
Alcon Inc. *	17,581	994,557
Danaher Corp.	43,948	6,745,139
Novartis AG, ADR	83,299	7,887,582
Varian Medical Systems Inc. *	60,981	8,659,912
		24,287,190
Industrials - 10.6%
Copart Inc. *	73,803	6,711,645
Jacobs Engineering Group Inc.	105,438	9,471,495
PACCAR Inc.	85,566	6,768,271
		22,951,411
Information Technology - 14.5%
Accenture PLC, Class A	21,693	4,567,895
Analog Devices Inc.	41,668	4,951,825
CDW Corp.	21,051	3,006,925
Cognizant Technology Solutions Corp., Class A	107,253	6,651,831
TE Connectivity Ltd.	51,366	4,922,918
Visa Inc., Class A	37,736	7,090,594
		31,191,988
Materials - 7.9%
Linde PLC	29,556	6,292,472
PPG Industries Inc.	80,069	10,688,411
		16,980,883
Real Estate - 1.5%
American Tower Corp.	14,113	3,243,450
Total Common Stocks
(Cost $138,993,996)		205,910,708

SHORT-TERM INVESTMENTS - 4.3%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (A)	9,295,262	9,295,262
Total Short-Term Investments
(Cost $9,295,262)		9,295,262

TOTAL INVESTMENTS - 99.9% (Cost $148,289,258**)		215,205,970
NET OTHER ASSETS AND LIABILITIES - 0.1%		138,665
TOTAL NET ASSETS - 100.0%		$215,344,635

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $148,472,893.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

38

Ultra Series Fund  |  December 31, 2019

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 93.9%

Communication Service - 5.9%
Liberty Broadband Corp., Class C *	82,050	$10,317,787

Consumer Discretionary - 19.8%
CarMax Inc. *	87,126	7,638,336
Dollar Tree Inc. *	73,508	6,913,427
Floor & Decor Holdings Inc., Class A *	48,196	2,448,839
Mohawk Industries Inc. *	28,791	3,926,517
O’Reilly Automotive Inc. *	16,919	7,414,921
Ross Stores Inc.	54,467	6,341,048
		34,683,088
Consumer Staples - 1.3%
Brown-Forman Corp., Class B	32,723	2,212,075

Financials - 29.9%
Capital Markets - 4.2%
Brookfield Asset Management Inc., Class A	126,165	7,292,337

Commercial Banks - 3.0%
Cullen/Frost Bankers Inc.	17,881	1,748,404
Glacier Bancorp Inc.	76,565	3,521,225
		5,269,629
Insurance - 22.7%
Arch Capital Group Ltd. *	259,379	11,124,765
Brown & Brown Inc.	197,737	7,806,657
Kemper Corp.	48,581	3,765,027
Markel Corp. *	6,964	7,961,036
Progressive Corp./The	58,364	4,224,970
WR Berkley Corp.	70,091	4,843,288
		39,725,743
Health Care - 4.6%
Elanco Animal Health Inc. *	75,305	2,217,732
Laboratory Corp. of America Holdings *	34,684	5,867,492
		8,085,224
Industrials - 16.3%
Copart Inc. *	86,796	7,893,228
Expeditors International of Washington Inc.	39,838	3,108,161
Fastenal Co.	135,588	5,009,977
HD Supply Holdings Inc. *	116,019	4,666,284
IHS Markit Ltd. *	105,126	7,921,244
		28,598,894
Information Technology - 10.3%
Amphenol Corp., Class A	45,387	4,912,235
CDW Corp.	51,956	7,421,395
Gartner Inc. *	18,901	2,912,644
TE Connectivity Ltd.	29,532	2,830,347
		18,076,621
Materials - 5.8%
Axalta Coating Systems Ltd. *	198,451	6,032,911
NewMarket Corp.	8,545	4,157,313
		10,190,224
Total Common Stocks
(Cost $83,555,438)		164,451,622

SHORT-TERM INVESTMENTS - 6.2%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (A)	10,808,113	10,808,113
Total Short-Term Investments
(Cost $10,808,113)		10,808,113

TOTAL INVESTMENTS - 100.1% (Cost $94,363,551**)		175,259,735
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(95,656)
TOTAL NET ASSETS - 100.0%		$175,164,079

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $94,501,358.
(A)	7-day yield.

See accompanying Notes to Financial Statements.

39

Ultra Series Fund  |  December 31, 2019

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.8%

Australia - 1.3%
BHP Group PLC	18,018	$424,062

Canada - 5.4%
Canadian National Railway Co.	3,650	330,188
National Bank of Canada (A)	7,914	439,291
Suncor Energy Inc.	19,601	642,423
TMX Group Ltd.	4,044	350,197
		1,762,099
China - 1.6%
Ping An Insurance Group Co. of China Ltd.,
Class H	44,500	525,962

Denmark - 1.5%
Carlsberg AS, Class B (B)	3,291	490,938

Finland - 2.4%
Nordea Bank Abp (B)	46,483	376,012
Sampo Oyj, Class A (B)	9,380	409,255
		785,267
France - 13.2%
Air Liquide S.A.	3,827	541,744
BNP Paribas S.A.	5,517	326,934
Engie S.A.	41,579	671,604
Safran S.A.	4,976	768,304
Sanofi	8,826	887,249
Vinci S.A.	3,491	387,670
Vivendi S.A.	23,983	694,603
		4,278,108
Germany - 5.3%
Fresenius Medical Care AG & Co. KGaA (B)	2,963	219,760
Fresenius SE & Co. KGaA (B)	4,136	233,461
SAP SE (B)	7,672	1,033,954
Vonovia SE (B)	4,176	224,819
		1,711,994
Hong Kong - 0.4%
ESR Cayman Ltd. * (C)	55,000	124,225

Ireland - 4.5%
Medtronic PLC	8,809	999,381
Ryanair Holdings PLC, ADR *	5,120	448,563
		1,447,944
Israel - 1.1%
Bank Leumi Le-Israel BM	50,684	368,979

Japan - 16.2%
Asahi Group Holdings Ltd.	6,700	306,054
Daiwa House Industry Co. Ltd.	19,235	595,930
Hitachi Ltd.	15,800	665,528
Kao Corp.	5,830	480,847
Makita Corp.	10,700	370,424
Nexon Co. Ltd. *	29,500	390,195
Nintendo Co. Ltd.	1,500	605,469
Pan Pacific International Holdings Corp.	18,016	299,028
Shin-Etsu Chemical Co. Ltd.	3,900	427,579
Sumitomo Mitsui Financial Group Inc.	13,500	496,965
Suzuki Motor Corp.	6,700	280,640
Yamaha Corp.	5,800	319,718
		5,238,377
Luxembourg - 0.7%
ArcelorMittal S.A.	12,520	219,671

Mexico - 0.4%
Arca Continental S.A.B. de C.V.	26,300	139,112

Netherlands - 6.6%
ABN AMRO Group N.V. (C)	16,706	303,949
Koninklijke DSM N.V.	4,086	532,117
Royal Dutch Shell PLC, Class A	32,203	953,364
Wolters Kluwer N.V.	4,871	355,256
		2,144,686
Norway - 3.6%
Equinor ASA	19,023	380,432
Mowi ASA (B)	15,527	403,837
Telenor ASA (B)	20,639	370,171
		1,154,440
Singapore - 2.6%
DBS Group Holdings Ltd.	30,190	580,926
NetLink NBN Trust	392,500	275,782
		856,708
South Korea - 2.6%
Samsung Electronics Co. Ltd. (B)	17,172	827,421

Spain - 0.9%
Red Electrica Corp. S.A.	13,973	280,948

Sweden - 3.7%
Assa Abloy AB, Class B (B)	30,578	714,542
Epiroc AB, Class A (B)	40,270	492,143
		1,206,685

See accompanying Notes to Financial Statements.

40

Ultra Series Fund  |  December 31, 2019

International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
COMMON STOCKS - continued

Switzerland - 5.2%
ABB Ltd.	28,057	$677,321
Novartis AG	10,766	1,019,996
		1,697,317
United Kingdom - 15.6%
Aon PLC	2,923	608,832
Compass Group PLC	11,490	287,651
Ferguson PLC	4,362	395,786
Howden Joinery Group PLC	22,343	199,060
Informa PLC	39,595	449,475
Network International Holdings PLC * (C)	21,398	181,684
Prudential PLC	33,955	651,714
RELX PLC	33,553	846,886
RSA Insurance Group PLC	42,225	316,347
Tesco PLC	163,670	553,267
Unilever PLC	6,000	345,760
Weir Group PLC/The	10,228	204,507
		5,040,969
Total Common Stocks
(Cost $25,392,330)		30,725,912

PREFERRED STOCK - 2.6%

Germany - 2.6%
Volkswagen AG (B)	4,221	834,415
Total Preferred Stocks
(Cost $779,856)		834,415

SHORT-TERM INVESTMENTS - 2.5%

United States - 2.5%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (D)	825,727	825,727
Total Short-Term Investments
(Cost $825,727)		825,727

TOTAL INVESTMENTS - 99.9% (Cost $26,997,913)**		32,386,054
NET OTHER ASSETS AND LIABILITIES - 0.1%		26,252
TOTAL NET ASSETS - 100.0%		$32,412,306

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $27,031,518.
(A)	All or a portion of these securities, with an aggregate fair value of $422,599, are on loan as part of a securities lending program. See Note 8 for details on the securities lending program.
(B)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith at the discretion of the Board of Trustees (see Note 2).
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Sector Allocation	% of Net Assets
Communication Services	4.0%
Consumer Discretionary	11.4%
Consumer Staples	8.5%
Energy	6.1%
Financials	17.6%
Health Care	10.3%
Industrials	15.3%
Information Technology	11.6%
Materials	6.7%
Real Estate	2.9%
Short-Term Investments	2.5%
Utilities	3.0%
Net Other Assets and Liabilities	0.1%

See accompanying Notes to Financial Statements.

41

Ultra Series Fund  |  December 31, 2019

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.9%

Alternative Funds - 3.0%
Invesco Optimum Yield Diversified Commodity Strategy	21,450	$355,212
SPDR Gold Shares *	4,965	709,498
		1,064,710
Bond Funds - 71.9%
iShares 20+ Year Treasury Bond ETF	10,491	1,421,321
iShares MBS ETF	78,921	8,528,203
Schwab Intermediate-Term U.S. Treasury ETF	129,386	7,107,173
Schwab U.S. TIPS ETF	150,727	8,535,670
		25,592,367
Foreign Stock Funds - 6.0%
iShares Edge MSCI Minimum Volatility EAFE ETF	4,782	356,450
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	6,048	354,776
iShares Global Energy ETF	11,553	356,179
iShares MSCI Japan Small-Cap ETF	4,802	356,741
iShares MSCI United Kingdom ETF	10,501	358,084
SPDR S&P China ETF	3,477	356,914
		2,139,144
Stock Funds - 14.0%
iShares MSCI EAFE Small-Cap ETF	5,712	355,743
iShares Nasdaq Biotechnology ETF	2,954	355,987
iShares U.S. Home Construction ETF	8,015	356,026
Schwab Fundamental U.S. Large Co. Index ETF	50,104	2,138,439
Vanguard Financials ETF	4,670	356,228
Vanguard Information Technology ETF	5,824	1,426,006
		4,988,429
TOTAL INVESTMENTS - 94.9% (Cost $32,398,209**)		33,784,650
NET OTHER ASSETS AND LIABILITIES - 5.1%		1,817,815
TOTAL NET ASSETS - 100.0%		$35,602,465

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $32,528,196.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.8%

Alternative Funds - 9.0%
Invesco Optimum Yield Diversified Commodity Strategy	112,679	$1,865,964
SPDR Gold Shares *	26,084	3,727,404
		5,593,368
Bond Funds - 39.8%
iShares 20+ Year Treasury Bond ETF	18,370	2,488,768
iShares MBS ETF	69,098	7,466,730
Schwab Intermediate-Term U.S. Treasury ETF	135,937	7,467,019
Schwab U.S. TIPS ETF	131,966	7,473,234
		24,895,751
Foreign Stock Funds - 13.0%
iShares Edge MSCI Minimum Volatility EAFE ETF	25,121	1,872,519
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	21,266	1,247,464
iShares Global Energy ETF	20,252	624,369
iShares MSCI Japan Small-Cap ETF	16,817	1,249,335
iShares MSCI United Kingdom ETF	55,044	1,877,001
SPDR S&P China ETF	12,151	1,247,300
		8,117,988
Stock Funds - 33.0%
iShares MSCI EAFE Small-Cap ETF	20,084	1,250,831
iShares Nasdaq Biotechnology ETF	10,345	1,246,676
iShares U.S. Home Construction ETF	14,034	623,390
Schwab Fundamental U.S. Large Co. Index ETF	263,204	11,233,547
Vanguard Financials ETF	16,356	1,247,636
Vanguard Information Technology ETF	20,395	4,993,716
		20,595,796
TOTAL INVESTMENTS - 94.8% (Cost $55,540,085**)		59,202,903
NET OTHER ASSETS AND LIABILITIES - 5.2%		3,266,347
TOTAL NET ASSETS - 100.0%		$62,469,250

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $55,822,722.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

42

Ultra Series Fund  |  December 31, 2019

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.7%

Alternative Funds - 8.9%
Invesco Optimum Yield Diversified Commodity Strategy	66,806	$1,106,307
SPDR Gold Shares *	15,465	2,209,949
		3,316,256
Bond Funds - 30.9%
iShares 20+ Year Treasury Bond ETF	10,891	1,475,513
iShares MBS ETF	30,725	3,320,143
Schwab Intermediate-Term U.S. Treasury ETF	67,163	3,689,264
Schwab U.S. TIPS ETF	52,161	2,953,877
		11,438,797
Foreign Stock Funds - 16.0%
iShares Edge MSCI Minimum Volatility EAFE ETF	24,823	1,850,306
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	12,608	739,585
iShares Global Energy ETF	12,007	370,176
iShares MSCI Japan Small-Cap ETF	9,970	740,671
iShares MSCI United Kingdom ETF	32,635	1,112,854
SPDR S&P China ETF	10,806	1,109,236
		5,922,828
Stock Funds - 38.9%
iShares MSCI EAFE Small-Cap ETF	11,898	741,008
iShares Nasdaq Biotechnology ETF	9,200	1,108,692
iShares U.S. Home Construction ETF	8,321	369,619
Schwab Fundamental U.S. Large Co. Index ETF	182,059	7,770,278
Vanguard Financials ETF	9,697	739,687
Vanguard Information Technology ETF	15,115	3,700,908
		14,430,192
TOTAL INVESTMENTS - 94.7% (Cost $32,607,785**)		35,108,073
NET OTHER ASSETS AND LIABILITIES - 5.3%		1,952,420
TOTAL NET ASSETS - 100.0%		37,060,493

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $32,815,743.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities.

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.6%

Alternative Funds - 8.9%
Invesco Optimum Yield Diversified Commodity
Strategy	44,704	$740,298
SPDR Gold Shares *	10,349	1,478,872
		2,219,170
Bond Funds - 21.9%
iShares 20+ Year Treasury Bond ETF	7,289	987,514
iShares MBS ETF	13,707	1,481,178
Schwab Intermediate-Term U.S. Treasury ETF	35,954	1,974,953
Schwab U.S. TIPS ETF	17,450	988,194
		5,431,839
Foreign Stock Funds - 19.0%
iShares Edge MSCI Minimum Volatility EAFE
ETF	23,257	1,733,577
iShares Edge MSCI Minimum Volatility
Emerging Markets ETF	8,437	494,914
iShares Global Energy ETF	8,035	247,719
iShares MSCI Japan Small-Cap ETF	6,672	495,663
iShares MSCI United Kingdom ETF	21,838	744,676
SPDR S&P China ETF	9,642	989,751
		4,706,300
Stock Funds - 44.8%
iShares MSCI EAFE Small-Cap ETF	7,936	494,254
iShares Nasdaq Biotechnology ETF	8,208	989,146
iShares U.S. Home Construction ETF	5,568	247,331
Schwab Fundamental U.S. Large Co. Index ETF	139,230	5,942,336
Vanguard Financials ETF	6,489	494,981
Vanguard Information Technology ETF	12,137	2,971,745
		11,139,793
TOTAL INVESTMENTS - 94.6% (Cost $21,690,385**)		23,497,102
NET OTHER ASSETS AND LIABILITIES - 5.4%		1,353,183
TOTAL NET ASSETS - 100.0%		$24,850,285

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $21,816,818.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

43

Ultra Series Fund  |  December 31, 2019

Statements of Assets and Liabilities as of December 31, 2019

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$78,871,962	$109,174,999	$36,478,276	$121,676,226	$20,205,310	$240,275,317	$260,849,897
Investments in affiliated securities, at fair value‡[1]	56,022,281	87,204,706	28,226,636	–	–	–	–
Cash	–	–	–	451,351	–	–	–
Receivables:
Fund shares sold	34,766	118,543	58,237	7,932	1,377	45,026	48,381
Dividends and Interest	–	–	–	739,407	252,206	689,221	396,242
Due from Adviser	11,195	16,161	5,323	–	–	–	–
Total assets	134,940,204	196,514,409	64,768,472	122,874,916	20,458,893	241,009,564	261,294,520
Liabilities:
Payables:
Fund shares repurchased	3,120	4,642	83	27,131	8,450	104,360	89,205
Upon return of securities loaned	3,896,375	6,591,183	2,349,860	243,285	596,515	162,190	–
Advisory agreement fees	33,585	48,483	15,970	57,613	12,631	141,594	130,838
Audit and trustee fees	6,642	11,274	3,652	7,322	1,286	13,377	14,722
Distribution fees - Class II	4,661	3,977	269	5,715	882	7,095	891
Total liabilities	3,944,383	6,659,559	2,369,834	341,066	619,764	428,616	235,656
Net assets applicable to outstanding capital stock	$130,995,821	$189,854,850	$62,398,638	$122,533,850	$19,839,129	$240,580,948	$261,058,864
Net assets consist of:
Paid-in capital in excess of par	$121,292,091	$166,487,184	$53,324,225	$116,768,009	$21,940,422	$177,412,412	$208,352,945
Accumulated distributable earnings (loss)	9,703,730	23,367,666	9,074,413	5,765,841	(2,101,293)	63,168,536	52,705,919
Net Assets	$130,995,821	$189,854,850	$62,398,638	$122,533,850	$19,839,129	$240,580,948	$261,058,864
Class I Shares:
Net Assets	$109,011,571	$171,065,077	$61,126,656	$95,678,778	$15,658,324	$206,779,647	$256,774,765
Shares of beneficial interest outstanding	10,766,014	16,588,861	6,724,185	9,678,098	1,915,517	10,819,250	10,236,516
Net Asset Value and redemption price per share	$10.13	$10.31	$9.09	$9.89	$8.17	$19.11	$25.08
Class II Shares:
Net Assets	$21,984,250	$18,789,773	$1,271,982	$26,855,072	$4,180,805	$33,801,301	$4,284,099
Shares of beneficial interest outstanding	2,168,064	1,821,791	140,404	2,728,061	510,965	1,786,079	173,312
Net Asset Value and redemption price per share	$10.14	$10.31	$9.06	$9.84	$8.18	$18.92	$24.72

† Cost of Investments in unaffiliated securities	$76,583,490	$104,372,504	$34,695,598	$116,333,529	$20,218,807	$178,733,228	$211,374,599
‡ Cost of investments in affiliated securities	$48,933,440	$69,365,377	$21,252,109	–	–	–	–
§ Fair Value of securities on loan	$11,308,247	$14,033,555	$4,322,580	$237,267	$1,632,837	$158,178	–

1 See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Assets and Liabilities as of December 31, 2019

	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$215,205,970	$175,259,735	$32,386,054	$33,784,650	$59,202,903	$35,108,073	$23,497,102
Cash	25,016	17,835	–	1,936,763	3,341,048	2,019,339	1,421,133
Foreign currency (cost of $135) (Note 2)	–	–	137	–	–	–	–
Receivables:
Investments sold	–	–	3,336	1,426,203	1,286,681	748,622	525,449
Fund shares sold	32,568	23,770	794	51,264	171,267	116,699	123,590
Dividends and Interest	361,570	33,486	112,083	–	–	–	–
Total assets	215,625,124	175,334,826	32,502,404	37,198,880	64,001,899	37,992,733	25,567,274
Liabilities:
Payables:
Investments purchased	–	–	51,381	1,587,315	1,516,900	922,766	710,696
Fund shares repurchased	118,890	26,847	3,583	–	–	–	–
Advisory agreement fees	145,866	132,679	31,280	7,583	13,124	7,895	5,244
Audit and trustee fees	12,024	9,521	1,818	–	–	–	–
Administrative services agreement fees	–	–	–	1,517	2,625	1,579	1,049
Distribution fees - Class II	3,709	1,700	2,036	–	–	–	–
Total liabilities	280,489	170,747	90,098	1,596,415	1,532,649	932,240	716,989
Net assets applicable to outstanding capital stock	$215,344,635	$175,164,079	$32,412,306	$35,602,465	$62,469,250	$37,060,493	$24,850,285
Net assets consist of:
Paid-in capital in excess of par	$144,826,652	$89,864,011	$32,038,290	$33,818,095	$58,260,371	$34,253,301	$22,816,299
Accumulated distributable earnings (loss)	70,517,983	85,300,068	374,016	1,784,370	4,208,879	2,807,192	2,033,986
Net Assets	$215,344,635	$175,164,079	$32,412,306	$35,602,465	$62,469,250	$37,060,493	$24,850,285
Class I Shares:
Net Assets	$197,775,757	$167,094,332	$22,720,849	$35,602,465	$62,469,250	$37,060,493	$24,850,285
Shares of beneficial interest outstanding	9,804,453	9,092,652	1,925,893	4,544,505	7,915,707	5,138,543	2,008,321
Net Asset Value and redemption price per share	$20.17	$18.38	$11.80	$7.83	$7.89	$7.21	$12.37
Class II Shares:
Net Assets	$17,568,878	$8,069,747	$9,691,457
Shares of beneficial interest outstanding	891,178	454,069	826,473
Net Asset Value and redemption price per share	$19.71	$17.77	$11.73

† Cost of Investments in unaffiliated securities	$148,289,258	$94,363,551	$26,997,913	$32,398,209	$55,540,085	$32,607,785	$21,690,385
§ Fair Value of securities on loan	–	–	$422,599	–	–	–	–

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Operations for the Year Ended December 31, 2019

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund
Investment Income:
Interest	$100,079	$230,925	$89,191	$4,218,338	$1,204,698
Dividends
Unaffiliated issuers	1,640,735	2,431,610	794,500	–	12,584
Affiliated issuers[1]	1,107,411	1,399,529	331,512	–	–
Income from securities lending	29,574	43,785	15,512	2,360	10,267
Total investment income	2,877,799	4,105,849	1,230,715	4,220,698	1,227,549
Expenses:[2]
Advisory agreement fees	365,258	587,185	191,306	714,773	160,621
Audit and trustee fees	24,991	41,501	13,470	27,453	4,628
Distribution fees - Class II	55,364	49,963	3,676	71,384	11,218
Other expenses	3,642	5,252	1,734	3,409	549
Total expenses before reimbursement/waiver	449,255	683,901	210,186	817,019	177,016
Less waiver[2]	(121,753)	(195,728)	(63,769)	–	–
Total expenses net of waiver	327,502	488,173	146,417	817,019	177,016
Net Investment Income (Loss)	2,550,297	3,617,676	1,084,298	3,403,679	1,050,533
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	(35,501)	–
Options written	–	–	–	19,859	–
Futures	–	–	–	(30,997)	–
Unaffiliated issuers	404,353	985,583	949,859	424,283	(408,375)
Affiliated issuers[1]	(90,391)	495,175	195,055	–	–
Capital gain distributions received from underlying funds Affiliated issuers[1]	941,510	2,300,201	901,601	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	–	–	–	8,717	–
Options written	–	–	–	(1,317)	–
Unaffiliated issuers	4,937,484	10,322,216	4,012,183	6,683,192	1,173,092
Affiliated issuers[1]	5,980,508	12,437,445	4,425,963	–	–
Net Realized and Unrealized Gain on Investments	12,173,464	26,540,620	10,484,661	7,068,236	764,717
Net Increase in Net Assets from Operations	$14,723,761	$30,158,296	$11,568,959	$10,471,915	$1,815,250

1 See Note 11 for information on affiliated issuers.

2 See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2019

Statements of Operations for the Year Ended December 31, 2019

	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund
Investment Income:
Interest	$2,559,782	$123,992	$173,658	$229,254	$20,824
Dividends
Unaffiliated issuers	4,263,567	5,359,517	2,790,395	1,041,204	1,044,457
Less: Foreign taxes withheld/reclaimed	(36,747)	(27,378)	(66,499)	(13,366)	(107,697)
Income from securities lending	1,769	65,406	4,391	28,367	10,803
Total investment income	6,788,371	5,521,537	2,901,945	1,285,459	968,387
Expenses:[2]
Advisory agreement fees	1,681,288	1,566,788	1,724,632	1,562,216	369,776
Audit and trustee fees	50,306	54,989	45,072	36,080	6,758
Distribution fees - Class II	84,155	10,425	45,838	21,076	24,408
Other expenses	6,578	7,096	5,956	4,805	934
Total expenses	1,822,327	1,639,298	1,821,498	1,624,177	401,876
Net Investment Income (Loss)	4,966,044	3,882,239	1,080,447	(338,718)	566,511
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	15,194,995	20,401,668	22,934,724	21,375,259	417,050
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	22,803,763	33,629,106	34,136,868	29,605,679	4,996,864
Net Realized and Unrealized Gain on Investments	37,998,758	54,030,774	57,071,592	50,980,938	5,413,914
Net Increase in Net Assets from Operations	$42,964,802	$57,913,013	$58,152,039	$50,642,220	$5,980,425

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Operations for the Year Ended December 31, 2019

	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Dividends from
Unaffiliated issuers	$859,651	$1,448,772	$862,058	$557,549
Total investment income	859,651	1,448,772	862,058	557,549
Expenses:[1]
Advisory agreement fees	93,594	159,403	96,309	61,972
Administrative services agreement fees	18,719	31,881	19,262	12,394
Total expenses	112,313	191,284	115,571	74,366
Net Investment Income	747,338	1,257,488	746,487	483,183
Net Realized and Unrealized Gain on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	1,978,863	3,578,190	2,219,259	1,417,261
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	1,461,549	5,209,022	3,748,546	2,736,498
Net Realized and Unrealized Gain on Investments	3,440,412	8,787,212	5,967,805	4,153,759
Net Increase in Net Assets from Operations	$4,187,750	$10,044,700	$6,714,292	$4,636,942

1 See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2019	2018	2019	2018
Net Assets at beginning of period	$119,290,218	$150,474,621	$196,086,790	$244,064,933
Increase (decrease) in net assets from operations:
Net investment income	2,550,297	2,834,324	3,617,676	4,072,988
Net realized gain	1,255,472	6,175,543	3,780,959	18,784,293
Net change in unrealized appreciation (depreciation)	10,917,992	(12,251,745)	22,759,661	(31,897,983)
Net increase (decrease) in net assets from operations	14,723,761	(3,241,878)	30,158,296	(9,040,702)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(2,927,464)	(7,291,712)	(6,562,598)	(19,947,973)
Class II	(530,804)	(1,629,905)	(658,172)	(2,257,292)
Total distributions	(3,458,268)	(8,921,617)	(7,220,770)	(22,205,265)
Capital Stock transactions:
Class I Shares
Shares sold	19,969,310	10,252,814	7,093,413	7,667,779
Issued to shareholders in reinvestment of distributions	2,927,463	7,291,712	6,562,598	19,947,974
Shares redeemed	(19,781,431)	(31,598,653)	(38,914,796)	(41,101,322)
Net increase (decrease) from capital stock transactions	3,115,342	(14,054,127)	(25,258,785)	(13,485,569)
Class II Shares
Shares sold	1,413,229	415,509	534,186	1,492,216
Issued to shareholders in reinvestment of distributions	530,804	1,629,905	658,172	2,257,292
Shares redeemed	(4,619,265)	(7,012,195)	(5,103,039)	(6,996,115)
Net decrease from capital stock transactions	(2,675,232)	(4,966,781)	(3,910,681)	(3,246,607)
Total increase (decrease) from capital stock transactions	440,110	(19,020,908)	(29,169,466)	(16,732,176)
Total increase (decrease) in net assets	11,705,603	(31,184,403)	(6,231,940)	(47,978,143)
Net Assets at end of period	$130,995,821	$119,290,218	$189,854,850	$196,086,790
Capital Share transactions:
Class I Shares
Shares sold	1,961,702	1,021,147	697,597	713,323
Issued to shareholders in reinvestment of distributions	289,182	792,595	638,290	2,166,986
Shares redeemed	(1,990,828)	(3,117,212)	(3,858,689)	(3,803,325)
Net increase (decrease) from capital share transactions	260,056	(1,303,470)	(2,522,802)	(923,016)
Class II Shares
Shares sold	141,354	41,052	52,641	136,717
Issued to shareholders in reinvestment of distributions	52,354	177,268	63,984	245,591
Shares redeemed	(468,785)	(688,166)	(504,278)	(643,456)
Net decrease from capital share transactions	(275,077)	(469,846)	(387,653)	(261,148)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Core Bond Fund
Year Ended December 31,	2019	2018	2019	2018
Net Assets at beginning of period	$63,304,035	$86,484,460	$134,493,890	$164,681,671
Increase (decrease) in net assets from operations:
Net investment income	1,084,298	1,195,807	3,403,679	3,921,361
Net realized gain	2,046,515	9,042,462	377,644	618,683
Net change in unrealized appreciation (depreciation)	8,438,146	(14,416,476)	6,690,592	(5,994,423)
Net increase (decrease) in net assets from operations	11,568,959	(4,178,207)	10,471,915	(1,454,379)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(2,853,849)	(9,972,379)	(2,726,193)	(3,339,579)
Class II	(57,102)	(245,159)	(716,561)	(888,529)
Total distributions	(2,910,951)	(10,217,538)	(3,442,754)	(4,228,108)
Capital Stock transactions:
Class I Shares
Shares sold	4,664,967	5,898,550	2,139,979	2,729,922
Issued to shareholders in reinvestment of distributions	2,853,849	9,972,379	2,726,193	3,339,579
Shares redeemed	(16,617,638)	(24,262,546)	(19,460,461)	(26,281,283)
Net decrease from capital stock transactions	(9,098,822)	(8,391,617)	(14,594,289)	(20,211,782)
Class II Shares
Shares sold	47,775	6,857	387,769	566,506
Issued to shareholders in reinvestment of distributions	57,101	245,159	716,561	888,529
Shares redeemed	(569,459)	(645,079)	(5,499,242)	(5,748,547)
Net decrease from capital stock transactions	(464,583)	(393,063)	(4,394,912)	(4,293,512)
Total decrease from capital stock transactions	(9,563,405)	(8,784,680)	(18,989,201)	(24,505,294)
Total decrease in net assets	(905,397)	(23,180,425)	(11,960,040)	(30,187,781)
Net Assets at end of period	$62,398,638	$63,304,035	$122,533,850	134,493,890
Capital Share transactions:
Class I Shares
Shares sold	524,996	585,947	216,841	285,078
Issued to shareholders in reinvestment of distributions	314,796	1,250,111	276,053	356,459
Shares redeemed	(1,869,544)	(2,402,511)	(1,973,225)	(2,745,608)
Net decrease from capital share transactions	(1,029,752)	(566,453)	(1,480,331)	(2,104,071)
Class II Shares
Shares sold	5,451	681	40,078	59,518
Issued to shareholders in reinvestment of distributions	6,322	30,824	72,861	95,234
Shares redeemed	(63,602)	(63,949)	(560,846)	(602,485)
Net decrease from capital share transactions	(51,829)	(32,444)	(447,907)	(447,733)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	High Income Fund		Diversified Income Fund
Year Ended December 31,	2019	2018	2019	2018
Net Assets at beginning of period	$22,070,613	$26,163,019	$234,346,249	$279,738,859
Increase (decrease) in net assets from operations:
Net investment income	1,050,533	1,233,388	4,966,044	5,549,283
Net realized gain (loss)	(408,375)	(119,514)	15,194,995	19,242,964
Net change in unrealized appreciation (depreciation)	1,173,092	(1,885,926)	22,803,763	(26,430,143)
Net increase (decrease) in net assets from operations	1,815,250	(772,052)	42,964,802	(1,637,896)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(774,157)	(984,781)	(15,465,716)	(22,160,414)
Class II	(195,689)	(247,689)	(2,495,069)	(3,590,982)
Total distributions	(969,846)	(1,232,470)	(17,960,785)	(25,751,396)
Capital Stock transactions:
Class I Shares
Shares sold	191,946	278,192	3,940,040	3,927,572
Issued to shareholders in reinvestment of distributions	774,157	984,781	15,465,716	22,160,414
Shares redeemed	(3,444,971)	(2,812,308)	(35,590,028)	(40,347,330)
Net decrease from capital stock transactions	(2,478,868)	(1,549,335)	(16,184,272)	(14,259,344)
Class II Shares
Shares sold	120,698	88,746	656,197	1,173,557
Issued to shareholders in reinvestment of distributions	195,689	247,689	2,495,069	3,590,981
Shares redeemed	(914,407)	(874,984)	(5,736,312)	(8,508,512)
Net decrease from capital stock transactions	(598,020)	(538,549)	(2,585,046)	(3,743,974)
Total increase (decrease) from capital stock transactions	(3,076,888)	(2,087,884)	(18,769,318)	(18,003,318)
Total increase (decrease) in net assets	(2,231,484)	(4,092,406)	6,234,699	(45,392,610)
Net Assets at end of period	$19,839,129	$22,070,613	$240,580,948	$234,346,249
Capital Share transactions:
Class I Shares
Shares sold	22,802	32,478	212,133	202,857
Issued to shareholders in reinvestment of distributions	94,662	123,941	813,425	1,292,235
Shares redeemed	(408,952)	(329,041)	(1,875,044)	(2,065,263)
Net decrease from capital share transactions	(291,488)	(172,622)	(849,486)	(570,171)
Class II Shares
Shares sold	14,476	10,325	34,187	60,883
Issued to shareholders in reinvestment of distributions	23,926	31,195	132,524	211,220
Shares redeemed	(108,740)	(102,082)	(303,834)	(436,376)
Net decrease from capital share transactions	(70,338)	(60,562)	(137,123)	(164,273)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2019	2018	2019	2018
Net Assets at beginning of period	$247,525,936	$346,751,911	$202,211,906	$255,807,316
Increase (decrease) in net assets from operations:
Net investment income	3,882,239	4,948,636	1,080,447	1,622,976
Net realized gain	20,401,668	17,769,164	22,934,724	68,985,699
Net change in unrealized appreciation (depreciation)	33,629,106	(57,830,738)	34,136,868	(69,236,899)
Net increase (decrease) in net assets from operations	57,913,013	(35,112,938)	58,152,039	1,371,776
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(20,713,293)	(23,800,307)	(21,109,290)	(64,293,293)
Class II	(341,185)	(374,603)	(1,901,014)	(6,229,483)
Return of capital	–	(6,385,380)	–	–
Total distributions	(21,054,478)	(30,560,290)	(23,010,304)	(70,522,776)
Capital Stock transactions:
Class I Shares
Shares sold	4,282,153	4,330,924	4,027,991	3,508,523
Issued to shareholders in reinvestment of distributions	20,713,293	30,086,743	21,109,290	64,293,293
Shares redeemed	(48,213,954)	(67,284,693)	(43,997,882)	(52,663,852)
Net decrease from capital stock transactions	(23,218,508)	(32,867,026)	(18,860,601)	15,137,964
Class II Shares
Shares sold	276,589	44,018	299,990	72,230
Issued to shareholders in reinvestment of distributions	341,185	473,547	1,901,014	6,229,483
Shares redeemed	(724,873)	(1,203,286)	(5,349,409)	(5,884,087)
Net decrease from capital stock transactions	(107,099)	(685,721)	(3,148,405)	417,626
Total increase (decrease) from capital stock transactions	(23,325,607)	(33,552,747)	(22,009,006)	15,555,590
Total increase (decrease) in net assets	13,532,928	(99,225,975)	13,132,729	(53,595,410)
Net Assets at end of period	$261,058,864	$247,525,936	$215,344,635	$202,211,906
Capital Share transactions:
Class I Shares
Shares sold	168,767	152,427	201,385	131,232
Issued to shareholders in reinvestment of distributions	834,608	1,369,103	1,047,118	3,790,125
Shares redeemed	(1,917,588)	(2,350,839)	(2,175,170)	(1,945,994)
Net increase (decrease) from capital share transactions	(914,213)	(829,309)	(926,667)	1,975,363
Class II Shares
Shares sold	11,538	1,752	15,574	2,770
Issued to shareholders in reinvestment of distributions	13,949	21,853	96,456	374,596
Shares redeemed	(29,742)	(42,669)	(271,584)	(220,833)
Net increase (decrease) from capital share transactions	(4,255)	(19,064)	(159,554)	156,533

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Mid Cap Fund		International Stock Fund
Year Ended December 31,	2019	2018	2019	2018
Net Assets at beginning of period	$159,997,728	$202,649,040	$30,348,572	$40,773,442
Increase (decrease) in net assets from operations:
Net investment income (loss)	(338,718)	(77,328)	566,511	552,183
Net realized gain	21,375,259	29,885,732	417,050	759,553
Net change in unrealized appreciation (depreciation)	29,605,679	(30,541,621)	4,996,864	(6,253,225)
Net increase (decrease) in net assets from operations	50,642,220	(733,217)	5,980,425	(4,941,489)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(16,576,373)	(27,955,190)	(386,098)	(393,378)
Class II	(832,362)	(1,492,760)	(145,682)	(154,826)
Total distributions	(17,408,735)	(29,447,950)	(531,780)	(548,204)
Capital Stock transactions:
Class I Shares
Shares sold	3,088,140	2,802,134	471,657	649,664
Issued to shareholders in reinvestment of distributions	16,576,373	27,955,189	386,098	393,378
Shares redeemed	(36,264,065)	(42,163,342)	(3,063,528)	(3,632,285)
Net decrease from capital stock transactions	(16,599,552)	(11,406,019)	(2,205,773)	(2,589,243)
Class II Shares
Shares sold	175,101	16,591	314,178	84,262
Issued to shareholders in reinvestment of distributions	832,362	1,492,761	145,682	154,826
Shares redeemed	(2,475,045)	(2,573,478)	(1,638,998)	(2,585,022)
Net decrease from capital stock transactions	(1,467,582)	(1,064,126)	(1,179,138)	(2,345,934)
Total decrease from capital stock transactions	(18,067,134)	(12,470,145)	(3,384,911)	(4,935,177)
Total increase (decrease) in net assets	15,166,351	(42,651,312)	2,063,734	(10,424,870)
Net Assets at end of period	$175,164,079	$159,997,728	$32,412,306	$30,348,572
Capital Share transactions:
Class I Shares
Shares sold	171,155	144,964	42,871	57,554
Issued to shareholders in reinvestment of distributions	902,410	1,881,190	32,994	39,714
Shares redeemed	(1,995,161)	(2,141,487)	(276,782)	(316,336)
Net decrease from capital share transactions	(921,596)	(115,333)	(200,917)	(219,068)
Class II Shares
Shares sold	10,061	836	29,067	7,786
Issued to shareholders in reinvestment of distributions	46,843	103,245	12,496	15,801
Shares redeemed	(139,053)	(133,015)	(148,237)	(226,172)
Net decrease from capital share transactions	(82,149)	(28,934)	(106,674)	(202,585)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
	2019	2018	2019	2018
Net Assets at beginning of period	$38,522,590	$47,510,099	$62,556,144	$74,415,412
Increase (decrease) in net assets from operations:
Net investment income	747,338	767,344	1,257,488	1,348,232
Net realized gain (loss)	1,978,863	(413,296)	3,578,190	3,291,928
Net change in unrealized appreciation (depreciation)	1,461,549	(1,265,562)	5,209,022	(7,320,828)
Net increase (decrease) in net assets from operations	4,187,750	(911,514)	10,044,700	(2,680,668)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,762,116)	(1,007,649)	(5,162,449)	(3,958,445)
Return of capital	–	(919,435)	–	–
Total distributions	(1,762,116)	(1,927,084)	(5,162,449)	(3,958,445)
Capital Stock transactions:
Class I Shares
Shares sold	5,210,570	6,176,987	8,494,663	11,814,788
Issued to shareholders in reinvestment of distributions	1,762,116	1,927,083	5,162,449	3,958,445
Shares redeemed	(12,318,445)	(14,252,981)	(18,626,257)	(20,993,388)
Net decrease from capital stock transactions	(5,345,759)	(6,148,911)	(4,969,145)	(5,220,155)
Total decrease from capital stock transactions	(5,345,759)	(6,148,911)	(4,969,145)	(5,220,155)
Total decrease in net assets	(2,920,125)	(8,987,509)	(86,894)	(11,859,268)
Net Assets at end of period	$35,602,465	$38,522,590	$62,469,250	$62,556,144
Capital Share transactions:
Class I Shares
Shares sold	664,417	783,998	1,068,780	1,447,980
Issued to shareholders in reinvestment of distributions	225,375	260,401	656,503	536,541
Shares redeemed	(1,566,896)	(1,813,722)	(2,333,859)	(2,579,550)
Net decrease from capital share transactions	(677,104)	(769,323)	(608,576)	(595,029)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Statements of Changes in Net Assets

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
	2019	2018	2019	2018
Net Assets at beginning of period	$38,423,997	$49,909,305	$23,080,766	$28,231,062
Increase (decrease) in net assets from operations:
Net investment income	746,487	810,054	483,183	451,285
Net realized gain	2,219,259	2,558,883	1,417,261	2,932,132
Net change in unrealized appreciation (depreciation)	3,748,546	(5,463,696)	2,736,498	(4,871,401)
Net increase (decrease) in net assets from operations	6,714,292	(2,094,759)	4,636,942	(1,487,984)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(3,329,976)	(2,843,179)	(3,711,157)	(1,387,882)
Total distributions	(3,329,976)	(2,843,179)	(3,711,157)	(1,387,882)
Capital Stock transactions:
Class I Shares
Shares sold	6,123,182	8,402,290	5,962,929	6,486,931
Issued to shareholders in reinvestment of distributions	3,329,976	2,843,179	3,711,157	1,387,882
Shares redeemed	(14,200,978)	(17,792,839)	(8,830,352)	(10,149,243)
Net increase (decrease) from capital stock transactions	(4,747,820)	(6,547,370)	843,734	(2,274,430)
Total increase (decrease) from capital stock transactions	(4,747,820)	(6,547,370)	843,734	(2,274,430)
Total increase (decrease) in net assets	(1,363,504)	(11,485,308)	1,769,519	(5,150,296)
Net Assets at end of period	$37,060,493	$38,423,997	$24,850,285	$23,080,766
Capital Share transactions:
Class I Shares
Shares sold	845,411	1,109,112	469,420	475,368
Issued to shareholders in reinvestment of distributions	464,021	424,125	303,931	114,872
Shares redeemed	(1,941,659)	(2,370,700)	(683,276)	(748,435)
Net increase (decrease) from capital share transactions	(632,227)	(837,463)	90,075	(158,195)

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$9.21	$10.22	$9.74	$9.56	$10.22
Income from Investment Operations:
Net investment income	0.20	0.25	0.21	0.17 [1]	0.16 [1]
Net realized and unrealized gain (loss)on investments	1.00	(0.51)	0.77	0.36	(0.24)
Total from investment operations	1.20	(0.26)	0.98	0.53	(0.08)
Less Distributions From:
Net investment income	(0.19)	(0.25)	(0.22)	(0.20)	(0.20)
Capital gains	(0.09)	(0.50)	(0.28)	(0.15)	(0.38)
Total distributions	(0.28)	(0.75)	(0.50)	(0.35)	(0.58)
Net increase (decrease) in net asset value	0.92	(1.01)	0.48	0.18	(0.66)
Net Asset Value at end of period	$10.13	$9.21	$10.22	$9.74	$9.56
Total Return (%)[2]	12.97	(2.49)	10.17	5.48	(0.76)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$109,012	$96,763	$120,703	$121,351	$125,007
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.15	2.13	2.06	1.71	1.53
Portfolio turnover (%)[3]	57	54	49	83	54

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.22	$10.22	$9.73	$9.55	$10.20
Income from Investment Operations:
Net investment income	0.17	0.19	0.18	0.14 [1]	0.15 [1]
Net realized and unrealized gain (loss) on investments	1.00	(0.47)	0.78	0.36	(0.25)
Total from investment operations	1.17	(0.28)	0.96	0.50	(0.10)
Less Distributions From:
Net investment income	(0.16)	(0.22)	(0.19)	(0.17)	(0.17)
Capital gains	(0.09)	(0.50)	(0.28)	(0.15)	(0.38)
Total distributions	(0.25)	(0.72)	(0.47)	(0.32)	(0.55)
Net increase (decrease) in net asset value	0.92	(1.00)	0.49	0.18	(0.65)
Net Asset Value at end of period	$10.14	$9.22	$10.22	$9.73	$9.55
Total Return (%)[2]	12.69	(2.73)	9.90	5.21	(1.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,984	$22,527	$29,772	$31,116	$33,705
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.86	1.88	1.78	1.42	1.46
Portfolio turnover (%)[3]	57	54	49	83	54

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$9.20	$10.85	$10.18	$9.92	$10.92
Income from Investment Operations:
Net investment income	0.22	0.21	0.22	0.15 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	1.30	(0.69)	1.29	0.58	(0.24)
Total from investment operations	1.52	(0.48)	1.51	0.73	(0.10)
Less Distributions From:
Net investment income	(0.23)	(0.12)	(0.23)	(0.20)	(0.19)
Capital gains	(0.18)	(1.05)	(0.61)	(0.27)	(0.71)
Total distributions	(0.41)	(1.17)	(0.84)	(0.47)	(0.90)
Net increase (decrease) in net asset value	1.11	(1.65)	0.67	0.26	(1.00)
Net Asset Value at end of period	$10.31	$9.20	$10.85	$10.18	$9.92
Total Return (%)[2]	16.56	(4.36)	14.80	7.39	(0.93)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$171,065	$175,785	$217,301	$235,182	$245,807
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.87	1.85	1.80	1.49	1.30
Portfolio turnover (%)[3]	62	67	39	91	52

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.19	$10.83	$10.16	$9.90	$10.89
Income from Investment Operations:
Net investment income	0.15	0.15	0.16	0.12 [1]	0.15 [1]
Net realized and unrealized gain (loss) on investments	1.34	(0.65)	1.31	0.58	(0.27)
Total from investment operations	1.49	(0.50)	1.47	0.70	(0.12)
Less Distributions From:
Net investment income	(0.19)	(0.09)	(0.19)	(0.17)	(0.16)
Capital gains	(0.18)	(1.05)	(0.61)	(0.27)	(0.71)
Total distributions	(0.37)	(1.14)	(0.80)	(0.44)	(0.87)
Net increase (decrease) in net asset value	1.12	(1.64)	0.67	0.26	(0.99)
Net Asset Value at end of period	$10.31	$9.19	$10.83	$10.16	$9.90
Total Return (%)[2]	16.27	(4.60)	14.52	7.12	(1.18)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,790	$20,302	$26,764	$27,870	$30,763
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.62	1.58	1.54	1.18	1.36
Portfolio turnover (%)[3]	62	67	39	91	52

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$7.97	$10.12	$9.30	$8.85	$10.25
Income from Investment Operations:
Net investment income	0.16	0.18	0.17	0.12 [1]	0.11 [1]
Net realized and unrealized gain (loss) on investments	1.40	(0.80)	1.54	0.66	(0.22)
Total from investment operations	1.56	(0.62)	1.71	0.78	(0.11)
Less Distributions From:
Net investment income	(0.15)	(0.19)	(0.18)	(0.17)	(0.16)
Capital gains	(0.29)	(1.34)	(0.71)	(0.16)	(1.13)
Total distributions	(0.44)	(1.53)	(0.89)	(0.33)	(1.29)
Net increase (decrease) in net asset value	1.12	(2.15)	0.82	0.45	(1.40)
Net Asset Value at end of period	$9.09	$7.97	$10.12	$9.30	$8.85
Total Return (%)[2]	19.69	(6.16)	18.52	8.87	(1.14)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,127	$61,777	$84,217	$88,917	$90,245
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.71	1.55	1.57	1.34	1.08
Portfolio turnover (%)[3]	78	69	36	89	53

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$7.94	$10.09	$9.27	$8.82	$10.21
Income from Investment Operations:
Net investment income	0.13	0.13	0.15	0.13 [1]	0.17 [1]
Net realized and unrealized gain (loss) on investments	1.41	(0.78)	1.53	0.62	(0.30)
Total from investment operations	1.54	(0.65)	1.68	0.75	(0.13)
Less Distributions From:
Net investment income	(0.13)	(0.16)	(0.15)	(0.14)	(0.13)
Capital gains	(0.29)	(1.34)	(0.71)	(0.16)	(1.13)
Total distributions	(0.42)	(1.50)	(0.86)	(0.30)	(1.26)
Net increase (decrease) in net asset value	1.12	(2.15)	0.82	0.45	(1.39)
Net Asset Value at end of period	$9.06	$7.94	$10.09	$9.27	$8.82
Total Return (%)[2]	19.39	(6.39)	18.22	8.60	(1.39)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,272	$1,527	$2,267	$2,032	$1,681
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.41	1.01	1.53	1.42	1.64
Portfolio turnover (%)[3]	78	69	36	89	53

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$9.39	$9.76	$9.75	$9.80	$10.14
Income from Investment Operations:
Net investment income	0.31	0.32	0.29	0.26 [1]	0.28 [1]
Net realized and unrealized gain (loss) on investments	0.48	(0.38)	0.02	(0.01)	(0.29)
Total from investment operations	0.79	(0.06)	0.31	0.25	(0.01)
Less Distributions From:
Net investment income	(0.28)	(0.31)	(0.30)	(0.30)	(0.33)
Capital gains	(0.01)	–	–	–	–
Total distributions	(0.29)	(0.31)	(0.30)	(0.30)	(0.33)
Net increase (decrease) in net asset value	0.50	(0.37)	0.01	(0.05)	(0.34)
Net Asset Value at end of period	$9.89	$9.39	$9.76	$9.75	$9.80
Total Return (%)[2]	8.36	(0.62)	3.11	2.67	(0.15)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$95,679	$104,781	$129,429	$146,780	$173,927
Ratios of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	2.67	2.70	2.54	2.53	2.73
Portfolio turnover (%)[3]	26	24	16	39	25

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.36	$9.73	$9.73	$9.78	$10.12
Income from Investment Operations:
Net investment income	0.17	0.19	0.22	0.23 [1]	0.25 [1]
Net realized and unrealized gain (loss) on investments	0.58	(0.27)	0.06	–	(0.29)
Total from investment operations	0.75	(0.08)	0.28	0.23	(0.04)
Less Distributions From:
Net investment income	(0.26)	(0.29)	(0.28)	(0.28)	(0.30)
Capital gains	(0.01)	–	–	–	–
Total distributions	(0.27)	(0.29)	(0.28)	(0.28)	(0.30)
Net increase (decrease) in net asset value	0.48	(0.37)	–	(0.05)	(0.34)
Net Asset Value at end of period	$9.84	$9.36	$9.73	$9.73	$9.78
Total Return (%)[2]	8.09	(0.87)	2.85	2.41	(0.40)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,855	$29,713	$35,252	$38,165	$44,151
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	2.43	2.45	2.29	2.28	2.48
Portfolio turnover (%)[3]	26	24	16	39	25

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2019	2018	2017	2016		2015
CLASS I
Net Asset Value at beginning of period	$7.91	$8.66	$8.56	$8.05		$8.78
Income from Investment Operations:
Net investment income	0.49	0.49	0.47	0.42	[1]	0.47 [1]
Net realized and unrealized gain (loss) on investments	0.19	(0.77)	0.08	0.55		(0.68)
Total from investment operations	0.68	(0.28)	0.55	0.97		(0.21)
Less Distributions From:
Net investment income	(0.42)	(0.47)	(0.45)	(0.46)		(0.52)
Net increase (decrease) in net asset value	0.26	(0.75)	0.10	0.51		(0.73)
Net Asset Value at end of period	$8.17	$7.91	$8.66	$8.56		$8.05
Total Return (%)[2]	8.64	(3.20)	6.32	12.15		(2.47)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,658	$17,466	$20,601	$22,093		$23,975
Ratios of expenses to average net assets (%)	0.77	0.77	0.77	0.77		0.77
Ratio of net investment income to average net assets (%)	4.96	5.12	4.72	4.91		5.23
Portfolio turnover (%)[3]	17	22	39	58		27

CLASS II	2019	2018	2017	2016		2015
Net Asset Value at beginning of period	$7.92	$8.67	$8.57	$8.05		$8.79
Income from Investment Operations:
Net investment income	0.31	0.37	0.43	0.40	[1]	0.44 [1]
Net realized and unrealized gain (loss) on investments	0.35	(0.67)	0.09	0.56		(0.68)
Total from investment operations	0.66	(0.30)	0.52	0.96		(0.24)
Less Distributions From:
Net investment income	(0.40)	(0.45)	(0.42)	(0.44)		(0.50)
Net increase (decrease) in net asset value	0.26	(0.75)	0.10	0.52		(0.74)
Net Asset Value at end of period	$8.18	$7.92	$8.67	$8.57		$8.05
Total Return (%)[2]	8.36	(3.44)	6.06	11.87		(2.71)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,181	$4,605	$5,562	$5,314		$5,943
Ratios of expenses to average net assets (%)	1.02	1.02	1.02	1.02		1.02
Ratio of net investment income to average net assets (%)	4.71	4.87	4.47	4.66		4.98
Portfolio turnover (%)[3]	17	22	39	58		27

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$17.26	$19.55	$18.40	$18.64	$20.30
Income from Investment Operations:
Net investment income	0.43	0.47	0.45	0.44 [1]	0.46 [1]
Net realized and unrealized gain (loss) on investments	2.96	(0.65)	2.00	1.24	(0.43)
Total from investment operations	3.39	(0.18)	2.45	1.68	0.03
Less Distributions From:
Net investment income	(0.40)	(0.48)	(0.45)	(0.49)	(0.52)
Capital gains	(1.14)	(1.63)	(0.85)	(1.43)	(1.17)
Total distributions	(1.54)	(2.11)	(1.30)	(1.92)	(1.69)
Net increase (decrease) in net asset value	1.85	(2.29)	1.15	(0.24)	(1.66)
Net Asset Value at end of period	$19.11	$17.26	$19.55	$18.40	$18.64
Total Return (%)[2]	19.68	(0.76)	13.31	8.99	0.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$206,780	$201,421	$239,212	$245,490	$267,001
Ratios of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.10	2.17	2.13	2.25	2.27
Portfolio turnover (%)[3]	28	26	16	34	21

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$17.12	$19.41	$18.31	$18.57	$20.23
Income from Investment Operations:
Net investment income	0.34	0.38	0.37	0.39 [1]	0.41 [1]
Net realized and unrealized gain (loss) on investments	2.97	(0.60)	2.00	1.23	(0.42)
Total from investment operations	3.31	(0.22)	2.37	1.62	(0.01)
Less Distributions From:
Net investment income	(0.37)	(0.44)	(0.42)	(0.45)	(0.48)
Capital gains	(1.14)	(1.63)	(0.85)	(1.43)	(1.17)
Total distributions	(1.51)	(2.07)	(1.27)	(1.88)	(1.65)
Net increase (decrease) in net asset value	1.80	(2.29)	1.10	(0.26)	(1.66)
Net Asset Value at end of period	$18.92	$17.12	$19.41	$18.31	$18.57
Total Return (%)[2]	19.38	(1.01)	13.03	8.72	(0.14)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,801	$32,925	$40,526	$40,548	$39,894
Ratios of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	1.85	1.92	1.88	1.99	2.02
Portfolio turnover (%)[3]	28	26	16	34	21

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$21.85	$28.48	$26.56	$27.06	$33.10
Income from Investment Operations:
Net investment income	0.41	0.50	0.69	0.42 [1]	0.35 [1]
Net realized and unrealized gain (loss) on investments	5.01	(4.09)	3.60	3.13	(1.18)
Total from investment operations	5.42	(3.59)	4.29	3.55	(0.83)
Less Distributions From:
Net investment income	(0.37)	(0.46)	(0.69)	(0.44)	(0.40)
Capital gains	(1.82)	(2.01)	(1.68)	(3.61)	(4.81)
Return of Capital	–	(0.57)	–	–	–
Total distributions	(2.19)	(3.04)	(2.37)	(4.05)	(5.21)
Net increase (decrease) in net asset value	3.23	(6.63)	1.92	(0.50)	(6.04)
Net Asset Value at end of period	$25.08	$21.85	$28.48	$26.56	$27.06
Total Return (%)[2]	24.93	(12.59)	16.23	13.01	(2.68)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$256,775	$243,697	$341,213	$347,993	$365,385
Ratios of expenses to average net assets (%)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.49	1.54	2.28	1.50	1.09
Portfolio turnover (%)[3]	76	83	77	93	90

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$21.56	$28.17	$26.32	$26.87	$32.93
Income from Investment Operations:
Net investment income	0.30	0.36	0.65	0.34 [1]	0.27 [1]
Net realized and unrealized gain (loss) on investments	4.98	(3.98)	3.52	3.11	(1.17)
Total from investment operations	5.28	(3.62)	4.17	3.45	(0.90)
Less Distributions From:
Net investment income	(0.30)	(0.41)	(0.64)	(0.39)	(0.35)
Capital gains	(1.82)	(2.01)	(1.68)	(3.61)	(4.81)
Return of Capital	–	(0.57)	–	–	–
Total distributions	(2.12)	(2.99)	(2.32)	(4.00)	(5.16)
Net increase (decrease) in net asset value	3.16	(6.61)	1.85	(0.55)	(6.06)
Net Asset Value at end of period	$24.72	$21.56	$28.17	$26.32	$26.87
Total Return (%)[2]	24.61	(12.81)	15.94	12.73	(2.92)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,284	$3,829	$5,539	$4,709	$5,509
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.24	1.29	2.08	1.24	0.84
Portfolio turnover (%)[3]	76	77	93	90	82

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$17.19	$26.54	$24.84	$25.12	$27.27
Income from Investment Operations:
Net investment income	0.12	0.20	0.22	0.20 [1]	0.28 [1]
Net realized and unrealized gain on investments	5.20	(0.52)	5.32	1.23	0.64
Total from investment operations	5.32	(0.32)	5.54	1.43	0.92
Less Distributions From:
Net investment income	(0.12)	(0.19)	(0.22)	(0.22)	(0.32)
Capital gains	(2.22)	(8.84)	(3.62)	(1.49)	(2.75)
Total distributions	(2.34)	(9.03)	(3.84)	(1.71)	(3.07)
Net increase (decrease) in net asset value	2.98	(9.35)	1.70	(0.28)	(2.15)
Net Asset Value at end of period	$20.17	$17.19	$26.54	$24.84	$25.12
Total Return (%)[2]	31.13	(0.28)	22.28	5.74	3.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$197,776	$184,508	$232,362	$223,450	$251,524
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.52	0.70	0.75	0.80	1.02
Portfolio turnover (%)[3]	18	73	22	13	19

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$16.85	$26.22	$24.60	$24.92	$27.10
Income from Investment Operations:
Net investment income	0.02	0.19	0.14	0.14 [1]	0.21 [1]
Net realized and unrealized gain on investments	5.14	(0.56)	5.28	1.21	0.63
Total from investment operations	5.16	(0.37)	5.42	1.35	0.84
Less Distributions From:
Net investment income	(0.08)	(0.16)	(0.18)	(0.18)	(0.27)
Capital gains	(2.22)	(8.84)	(3.62)	(1.49)	(2.75)
Total distributions	(2.30)	(9.00)	(3.80)	(1.67)	(3.02)
Net increase (decrease) in net asset value	2.86	(9.37)	1.62	(0.32)	(2.18)
Net Asset Value at end of period	$19.71	$16.85	$26.22	$24.60	$24.92
Total Return (%)[2]	30.80	(0.53)	21.98	5.47	3.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,569	$17,704	$23,445	$23,774	$27,749
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.27	0.45	0.50	0.55	0.77
Portfolio turnover (%)[3]	18	73	22	13	19

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$15.19	$18.97	$18.11	$17.65	$19.30
Income from Investment Operations:
Net investment income (loss)	(0.03)	–	(0.01)	0.01 [1]	(0.05)[1]
Net realized and unrealized gain on investments	5.22	(0.37)	2.85	2.22	0.27
Total from investment operations	5.19	(0.37)	2.84	2.23	0.22
Less Distributions From:
Net investment income	–	–	–	(0.00)[4]	(0.01)
Capital gains	(2.00)	(3.41)	(1.98)	(1.77)	(1.86)
Total distributions	(2.00)	(3.41)	(1.98)	(1.77)	(1.87)
Net increase (decrease) in net asset value	3.19	(3.78)	0.86	0.46	(1.65)
Net Asset Value at end of period	$18.38	$15.19	$18.97	$18.11	$17.65
Total Return (%)[2]	34.27	(1.50)	15.74	12.84	1.04
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$167,094	$152,077	$192,140	$203,076	$220,979
Ratios of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.03)	(0.07)	0.04	(0.24)
Portfolio turnover (%)[3]	16	25	22	21	28

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$14.77	$18.59	$17.83	$17.44	$19.13
Income from Investment Operations:
Net investment income (loss)	(0.14)	(0.07)	(0.08)	(0.04)[1]	(0.09)[1]
Net realized and unrealized gain on investments	5.14	(0.34)	2.82	2.20	0.26
Total from investment operations	5.00	(0.41)	2.74	2.16	0.17
Less Distributions From:
Capital gains	(2.00)	(3.41)	(1.98)	(1.77)	(1.86)
Total distributions	(2.00)	(3.41)	(1.98)	(1.77)	(1.86)
Net increase (decrease) in net asset value	3.00	(3.82)	0.76	0.39	(1.69)
Net Asset Value at end of period	$17.77	$14.77	$18.59	$17.83	$17.44
Total Return (%)[2]	33.93	(1.75)	15.45	12.55	0.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,070	$7,921	$10,509	$11,142	$12,710
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	(0.43)	(0.28)	(0.32)	(0.21)	(0.49)
Portfolio turnover (%)[3]	16	25	22	21	28

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

[4]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2019	2018	2017	2016	2015
CLASS I
Net Asset Value at beginning of period	$9.93	$11.73	$9.69	$10.16	$10.77
Income from Investment Operations:
Net investment income	0.23	0.21	0.17	0.18 [1]	0.19 [1]
Net realized and unrealized gain (loss) on investments	1.84	(1.82)	2.01	(0.47)	(0.56)
Total from investment operations	2.07	(1.61)	2.18	(0.29)	(0.37)
Less Distributions From:
Net investment income	(0.20)	(0.19)	(0.14)	(0.18)	(0.22)
Capital gains	–	–	–	–	(0.02)
Total distributions	(0.20)	(0.19)	(0.14)	(0.18)	(0.24)
Net increase (decrease) in net asset value	1.87	(1.80)	2.04	(0.47)	(0.61)
Net Asset Value at end of period	$11.80	$9.93	$11.73	$9.69	$10.16
Total Return (%)[2]	20.81	(13.69)	22.54	(2.91)	(3.45)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,721	$21,130	$27,516	$26,809	$32,560
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	1.83	1.59	1.27	1.84	1.70
Portfolio turnover (%)[3]	31	33	28	98	23

CLASS II	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.88	$11.67	$9.65	$10.14	$10.74
Income from Investment Operations:
Net investment income	0.15	0.11	0.08	0.16 [1]	0.16 [1]
Net realized and unrealized gain (loss) on investments	1.88	(1.73)	2.06	(0.49)	(0.55)
Total from investment operations	2.03	(1.62)	2.14	(0.33)	(0.39)
Less Distributions From:
Net investment income	(0.18)	(0.17)	(0.12)	(0.16)	(0.19)
Capital gains	–	–	–	–	(0.02)
Total distributions	(0.18)	(0.17)	(0.12)	(0.16)	(0.21)
Net increase (decrease) in net asset value	1.85	(1.79)	2.02	(0.49)	(0.60)
Net Asset Value at end of period	$11.73	$9.88	$11.67	$9.65	$10.14
Total Return (%)[2]	20.51	(13.91)	22.24	(3.16)	(3.69)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,691	$9,219	$13,257	$12,796	$14,641
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	1.60	1.35	1.02	1.58	1.43
Portfolio turnover (%)[3]	31	33	28	98	23

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
	2019	2018	2017	2016		2015
CLASS I
Net Asset Value at beginning of period	$7.38	$7.93	$8.06	$8.04		$8.67
Income from Investment Operations:
Net investment income	0.16	0.16	0.19	0.15	[1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	0.70	(0.32)	0.48	0.32		(0.15)
Total from investment operations	0.86	(0.16)	0.67	0.47		(0.02)
Less Distributions From:
Net investment income	(0.14)	(0.19)	(0.37)	(0.18)		(0.20)
Capital gains	(0.27)	(0.10)	(0.43)	(0.27)		(0.41)
Return of Capital	–	(0.10)	–	–		–
Total distributions	(0.41)	(0.39)	(0.80)	(0.45)		(0.61)
Net increase (decrease) in net asset value	0.45	(0.55)	(0.13)	0.02		(0.63)
Net Asset Value at end of period	$7.83	$7.38	$7.93	$8.06		$8.04
Total Return (%)[2]	11.76	(2.11)	8.34	5.68		(0.34)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,602	$38,523	$47,510	$51,485		$52,858
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
After waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	2.00	1.75 [3]	1.89 [3]	1.80	[3]	1.51 [3]
Portfolio turnover (%)[5]	276	35	9	7		7

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

[4]	Amounts represent less than 0.01%.

[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
	2019	2018	2017	2016		2015
CLASS I
Net Asset Value at beginning of period	$7.34	$8.16	$8.26	$8.08		$8.77
Income from Investment Operations:
Net investment income	0.16	0.17	0.19	0.16	[1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	1.08	(0.50)	0.89	0.44		(0.21)
Total from investment operations	1.24	(0.33)	1.08	0.60		(0.08)
Less Distributions From:
Net investment income	(0.14)	(0.21)	(0.38)	(0.17)		(0.18)
Capital gains	(0.55)	(0.28)	(0.80)	(0.25)		(0.43)
Total distributions	(0.69)	(0.49)	(1.18)	(0.42)		(0.61)
Net increase (decrease) in net asset value	0.55	(0.82)	(0.10)	0.18		(0.69)
Net Asset Value at end of period	$7.89	$7.34	$8.16	$8.26		$8.08
Total Return (%)[2]	17.10	(4.04)	13.18	7.35		(0.86)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$62,469	$62,556	$74,415	$75,564		$74,258
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
After waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	1.97	1.88 [3]	1.78 [3]	1.95	[3]	1.51 [3]
Portfolio turnover (%)[5]	244	33	13	6		7

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

[4]	Amounts represent less than 0.01%.

[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,
	2019	2018	2017	2016		2015
CLASS I
Net Asset Value at beginning of period	$6.66	$7.55	$7.66	$7.54		$8.37
Income from Investment Operations:
Net investment income	0.15	0.16	0.19	0.16	[1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	1.09	(0.52)	0.97	0.46		(0.20)
Total from investment operations	1.24	(0.36)	1.16	0.62		(0.07)
Less Distributions From:
Net investment income	(0.14)	(0.21)	(0.38)	(0.19)		(0.19)
Capital gains	(0.55)	(0.32)	(0.89)	(0.31)		(0.57)
Total distributions	(0.69)	(0.53)	(1.27)	(0.50)		(0.76)
Net increase (decrease) in net asset value	0.55	(0.89)	(0.11)	0.12		(0.83)
Net Asset Value at end of period	$7.21	$6.66	$7.55	$7.66		$7.54
Total Return (%)[2]	18.86	(4.88)	15.16	8.31		(1.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$37,060	$38,424	$49,909	$49,515		$49,576
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
After waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	1.94	1.69 [3]	1.76 [3]	2.01	[3]	1.52 [3]
Portfolio turnover (%)[5]	258	30	16	7		8

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

[4]	Amounts represent less than 0.01%.

[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund  |  December 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND
	Year Ended December 31,
	2019	2018	2017		2016		2015
CLASS I
Net Asset Value at beginning of period	$12.03	$13.60	$12.57		$12.19		$12.97
Income from Investment Operations:
Net investment income	0.26	0.26	0.27		0.26	[1]	0.21 [1]
Net realized and unrealized gain (loss) on investments	2.10	(1.06)	1.87		0.84		(0.33)
Total from investment operations	2.36	(0.80)	2.14		1.10		(0.12)
Less Distributions From:
Net investment income	(0.22)	(0.38)	(0.54)		(0.31)		(0.28)
Capital gains	(1.80)	(0.39)	(0.57)		(0.41)		(0.38)
Total distributions	(2.02)	(0.77)	(1.11)		(0.72)		(0.66)
Net increase (decrease) in net asset value	0.34	(1.57)	1.03		0.38		(0.78)
Net Asset Value at end of period	$12.37	$12.03	$13.60		$12.57		$12.19
Total Return (%)[2]	20.55	(5.85)	16.99		8.97		(0.91)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,850	$23,081	$28,231		$23,442		$21,173
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00	[3]	0.00	[3]	0.00 [3,4]
After waiver of expenses by Adviser (%)	0.30	0.03 [3]	0.00	[3]	0.00	[3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	1.95	1.61 [3]	1.79	[3]	2.08	[3]	1.57 [3]
Portfolio turnover (%)[5]	292	37	8		6		13

[1]	Based on average shares outstanding during the year.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

[4]	Amounts represent less than 0.01%.

[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

Ultra Series Fund  |  December 31, 2019

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The funds were the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), pursuant to which Madison manages each Fund’s portfolio of investments. The Investment Adviser, in turn, has entered into a subadvisory agreement with a subadviser (“Subadviser”) for the management of the investments of the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: The Trust and each series of the Trust, referred to individually as a fund, values securities and other investments as follows: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in

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the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market

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sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statement of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2019, none of the funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” As of December 31, 2019, none of the funds had open foreign currency transactions.

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The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2019, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments (as defined under Rile 22e-4 of the 1940 Act) to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2019, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2019, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or

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liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2019, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2019, in valuing the funds’ investments carried at fair value:

Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/19
Conservative Allocation
Investment Companies	$126,495,687	$–	$–	$126,495,687
Short-Term Investments	8,398,556	–	–	8,398,556
	134,894,243	–	–	134,894,243
Moderate Allocation
Investment Companies	175,296,895	–	–	175,296,895
Short-Term Investments	21,082,810	–	–	21,082,810
	196,379,705	–	–	196,379,705
Aggressive Allocation
Investment Companies	56,079,417	–	–	56,079,417
Short-Term Investments	8,625,495	–	–	8,625,495
	64,704,912	–	–	64,704,912

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Fund[1]	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/19
Core Bond
Asset Backed Securities	$–	$5,032,371	$–	$5,032,371
Collateralized Mortgage Obligations	–	5,174,371	–	5,174,371
Commercial Mortgage-Backed Securities	–	2,214,044	–	2,214,044
Corporate Notes and Bonds	–	37,342,867	–	37,342,867
Long Term Municipal Bonds	–	2,658,282	–	2,658,282
Mortgage Backed Securities	–	31,702,188	–	31,702,188
U.S. Government and Agency Obligations	–	34,506,466	–	34,506,466
Short-Term Investments	3,045,637	–	–	3,045,637
	3,045,637	118,630,589	–	121,676,226
High Income
Corporate Notes and Bonds	–	17,376,079	–	17,376,079
Exchange Traded Funds	518,846	–	–	518,846
U.S. Government and Agency Obligations	–	1,068,738	–	1,068,738
Short-Term Investments	1,241,647	–	–	1,241,647
	1,760,493	18,444,817	–	20,205,310
Diversified Income
Common Stocks	165,719,803	–	–	165,719,803
Asset Backed Securities	–	3,508,129	–	3,508,129
Collateralized Mortgage Obligations	–	3,715,209	–	3,715,209
Commercial Mortgage-Backed Securities	–	833,642	–	833,642
Corporate Notes and Bonds	–	20,259,910	–	20,259,910
Long Term Municipal Bonds	–	2,499,972	–	2,499,972
Mortgage Backed Securities	–	17,484,937	–	17,484,937
U.S. Government and Agency Obligations	–	20,382,760	–	20,382,760
Short-Term Investments	5,870,955	–	–	5,870,955
	171,590,758	68,684,559	–	240,275,317
Large Cap Value
Common Stocks	255,019,091	–	–	255,019,091
Short-Term Investments	5,830,806	–	–	5,830,806
	260,849,897	–	–	260,849,897
Large Cap Growth
Common Stocks	205,910,708	–	–	205,910,708
Short-Term Investments	9,295,262	–	–	9,295,262
	215,205,970	–	–	215,205,970
Mid Cap
Common Stocks	164,451,622	–	–	164,451,622
Short-Term Investments	10,808,113	–	–	10,808,113
	175,259,735	–	–	175,259,735

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	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	12/31/19
International Stock
Common Stocks
Australia	$–	$424,062	$–	$424,062
Canada	–	1,762,099	–	1,762,099
China	–	525,962	–	525,962
Denmark	–	490,938	–	490,938
Finland	–	785,267	–	785,267
France	–	4,278,108	–	4,278,108
Germany	–	1,711,994	–	1,711,994
Hong Kong	–	124,225	–	124,225
Ireland	1,447,944	–	–	1,447,944
Israel	–	368,979	–	368,979
Japan	–	5,238,377	–	5,238,377
Luxembourg	–	219,671	–	219,671
Mexico	–	139,112	–	139,112
Netherlands	–	2,144,686	–	2,144,686
Norway	–	1,154,440	–	1,154,440
Singapore	–	856,708	–	856,708
South Korea	–	827,421	–	827,421
Spain	–	280,948	–	280,948
Sweden	–	1,206,685	–	1,206,685
Switzerland	–	1,697,317	–	1,697,317
United Kingdom	608,832	4,432,137	–	5,040,969
Preferred Stocks	–	834,415	–	834,415
Short-Term Investments	825,727	–	–	825,727
	2,882,503	29,503,551	–	32,386,054
Madison Target Retirement 2020 Fund	33,784,650	–	–	33,784,650
Madison Target Retirement 2030 Fund	59,202,903	–	–	59,202,903
Madison Target Retirement 2040 Fund	35,108,073	–	–	35,108,073
Madison Target Retirement 2050 Fund	23,497,102	–	–	23,497,102

1See respective portfolio of investments for underlying holdings in each fund. For additional information on the Underlying Funds held in the Target Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying Fund’s website or visit the securities and exchange commission website http://www.sec.gov.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

As of December 31, 2019, the funds did not hold any derivatives.

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019:

Fund	Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Options Purchased	Interest rate	$(35,501)	$8,717
	Options Written	Interest rate	19,859	(1,317)
	Future contracts	Interest rate	(30,997)	–
Total			$(46,639)	$7,400

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The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2019.

			Future Contracts (1)
	Options Purchased Contracts(1)	Options Written Contracts(1)	Long	Short
Core Bond	7	7	–	2

(1) Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended December 31, 2019.

Recently Issued Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. There was not a material impact to the Financial Statements as a result of this adoption, due to the fact the funds did not hold convertible debt for the year ended December 31, 2019.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the funds have chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

3. ADVISORY , DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES

Investment Advisory Agreements: For services under the Investment Advisory Agreements, the Investment Adviser is entitled to receive an advisory fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each fund as follows as of December 31, 2019:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock	1.15%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Diversified Income	0.70%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%

The Investment Advisory Agreement for the Core Funds and the Target Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these funds does not cover, and therefore these funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent Trustees; (ii) fees and expenses of independent counsel to the independent Trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent Trustees. As a result, for these funds, audit and trustee fees and expenses are broken out separately from “other expenses” on the Statement of Operations.

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In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these funds, the Investment Adviser is only responsible for providing investment management services to the funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).

The Investment Adviser is solely responsible for the payment of all fees to Lazard Asset Management LLC, the Subadviser to the International Stock Fund. The Investment Advisor manages the remaining funds without the use of a subadviser.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its fees or expenses related to the funds. Fee waiver agreements may be modified or terminated at any time or for any reason, but only with fund Board approval. During the year ended December 31, 2019, the Investment Adviser contractually agreed to waive 0.10% of its investment advisory fee for Target Allocation Funds until at least April 30, 2021. Fees waived for the year ended December 31, 2019, reflected as “fees waived” in the accompanying Statement of Operations, were as follows:

Waived Fees or Expenses*
Fund	Class I	Class II	Total Waivers
Conservative Allocation	$99,611	$22,142	$121,753
Moderate Allocation	175,746	19,982	195,728
Aggressive Allocation	62,299	1,470	63,769

*The Investment Adviser does not have the right to recoup waived fees.

Administrative Services Agreement – Target Date Funds: With respect to the Target Date Funds only, in addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from the Target Date Funds pursuant to the terms of a separate Services Agreement. Under the Services Agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. Under this fee arrangement, Madison is responsible for paying all of the funds’ fees and expenses, other than: (i) the management fee (described above); (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.); (iii) acquired fund fees; and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes). Therefore, under the Services Agreement, the Investment Adviser is responsible for the following fees and expenses: (x) fees and expenses of the independent Trustees; (y) fees and expenses of independent counsel to the independent Trustees; and (z) fees and expenses of the Trust’s independent registered public accountant. As a result, for these funds, audit and trustee fees are included in the line item “administrative services agreement fees” on the Statement of Operations.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of up to 0.25% each fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year ended December 31, 2019, no fees were waived. MFD does not have the right to recoup waived fees.

Other Expenses: As noted above, because of the “unitary fee arrangement” in place with respect to the Core Funds and the Target Allocation Funds, and the Services Agreement arrangement in place with respect to the Target Date Funds, the former group of funds is directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the latter group is directly responsible. See discussion above for more information.

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Officers and Trustees: Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees for the Core Funds and Target Allocation Funds are paid for by the funds, and for the Target Date Funds, reduce the fees paid to the Investment Advisor pursuant to the Administrative Services Agreement described above. The Nominating and Governance Committee of the Board reviews trustee fees paid to Independent Trustees periodically, and may change such fees at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2019, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$68,232,356	$66,526,479
Moderate Allocation	–	–	113,365,128	151,259,837
Aggressive Allocation	–	–	45,761,875	60,783,218
Core Bond	15,342,203	15,370,728	17,460,523	35,235,062
High Income	–	–	3,168,239	6,093,597
Diversified Income	13,038,278	11,822,622	52,525,772	82,496,070
Large Cap Growth	–	–	36,940,925	86,063,377
Mid Cap	–	–	26,392,399	66,134,492
International Stock	–	–	9,611,446	12,382,424
Madison Target Retirement 2020	–	–	100,289,452	106,987,117
Madison Target Retirement 2030	–	–	150,011,228	159,478,576
Madison Target Retirement 2040	–	–	95,792,825	103,410,016
Madison Target Retirement 2050	–	–	69,588,149	72,282,581

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts: The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2019

for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. During the year ended December 31, 2019, the Fund did not enter into any futures contracts.

Options on Futures Contracts: The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

7. FOREIGN SECURITIES

Each fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaimed receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in “other assets” on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

The Board of Trustees has authorized the funds, other than the USF Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The funds could experience delays and costs in recovering securities

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2019

loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of December 31, 2019, the aggregate fair value of securities on loan for the Trust was $32,115,263. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$11,308,247	$3,896,375	$7,924,309
Moderate Allocation	14,033,555	6,591,183	7,994,862
Aggressive Allocation	4,322,580	2,349,860	2,115,238
Core Bond	237,267	243,285	–
High Income	1,632,837	596,515	1,068,207
Diversified Income	158,178	162,190	–
International Stock	422,599	–	443,472

*Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

9. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2019. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2016 through December 31, 2019.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2019	2018	2019	2018	2019	2018
Conservative Allocation	$2,625,735	$2,957,784	$832,533	$5,963,833	$–	$–
Moderate Allocation	4,100,945	3,510,775	3,119,825	18,694,490	–	–
Aggressive Allocation	1,056,572	1,266,238	1,854,379	8,951,300	–	–
Core Bond	3,442,754	4,228,108	–	–	–	–
High Income	969,846	1,232,470	–	–	–	–
Diversified Income	5,826,509	5,793,153	12,134,276	19,958,243	–	–
Large Cap Value	3,552,733	4,531,338	17,501,745	19,643,572	–	6,385,380
Large Cap Growth	2,860,136	5,295,875	20,150,168	65,226,901	–	–
Mid Cap	49,684	2,164,080	17,359,051	27,283,870	–	–
International Stock	531,780	548,204	–	–	–	–
Madison Target Retirement 2020	1,762,116	961,496	–	46,153	–	919,435
Madison Target Retirement 2030	3,959,903	1,692,937	1,202,546	2,265,508	–	–
Madison Target Retirement 2040	2,502,246	1,136,267	827,730	1,706,912	–	–
Madison Target Retirement 2050	1,616,163	684,361	2,094,994	703,521	–	–

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2019

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$300,890	$–	$86,519	Large Cap Growth	$403,405	$–	$3,381,501
Moderate Allocation	417,557	–	346,647	Mid Cap	–	–	4,541,691
Aggressive Allocation	147,074	–	188,458	International Stock	51,168	–	–
Core Bond	454,103	–	–	Madison Target Retirement 2020	512,604	–	15,312
High Income	106,139	–	–	Madison Target Retirement 2030	689,726	–	138,972
Diversified Income	664,834	–	1,671,946	Madison Target Retirement 2040	436,225	–	78,637
Large Cap Value	255,665	–	2,973,764	Madison Target Retirement 2050	320,554	–	33,148

For federal income tax purposes, the funds listed below have capital loss carryforwards as of December 31, 2019, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
High Income	$682,088	$1,511,847
International Stock	2,167,959	2,854,456

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2019, none of the funds elected to defer post- October losses.

For the year ended December 31, 2019, the International Stock and Madison Target Retirement 2020 Funds utilized $403,524 and $350,575, respectively, in prior year capital losses. No other fund utilized losses.

At December 31, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$9,335,222	$18,901	$9,316,321
Moderate Allocation	22,629,191	25,729	22,603,462
Aggressive Allocation	8,751,200	12,319	8,738,881
Core Bond	5,977,387	665,649	5,311,738
High Income	515,531	529,028	(13,497)
Diversified Income	62,186,475	1,354,719	60,831,756
Large Cap Value	50,382,385	907,087	49,475,298
Large Cap Growth	69,507,741	2,774,665	66,733,076
Mid Cap	81,851,529	1,093,152	80,758,377
International Stock	6,026,736	672,037	5,354,699
Madison Target Retirement 2020	1,295,360	38,906	1,256,454
Madison Target Retirement 2030	3,464,583	84,402	3,380,181
Madison Target Retirement 2040	2,340,857	48,527	2,292,330
Madison Target Retirement 2050	1,711,475	31,191	1,680,284

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT securities adjustments related to Treasury Inflation Protected securities(TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2019

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2019, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(3)	$56,508	$(56,505)
Moderate Allocation	2	78,003	(78,005)
Aggressive Allocation	–	18,895	(18,895)
Core Bond	–	208,895	(208,895)
High Income	–	–	–
Diversified Income	1	119,357	(119,358)
Large Cap Value	–	(73,841)	73,841
Large Cap Growth	–	–	–
Mid Cap	(192,168)	338,718	(146,550)
International Stock	–	(2,865)	2,865
Madison Target Retirement 2020	1	–	(1)
Madison Target Retirement 2030	–	–	–
Madison Target Retirement 2040	–	–	–
Madison Target Retirement 2050	(1)	–	1

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2019

particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2019, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same investment adviser and membership in a common family of investment companies. Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the period ended December 31, 2019 follows:

Ultra Series Fund | Notes to Financial Statements - concluded | December 31, 2019

Fund/ Underlying Fund	Beginning value as of 12/31/2018	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/2019	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	$26,385,982	$–	$(3,277,079)	$(80,432)	$1,411,384	$24,439,855	2,405,498	$684,123	$45,238
Madison Corporate Bond Fund Class Y	8,715,077	–	(1,900,368)	(24,254)	763,179	7,553,634	624,784	221,706	–
Madison Dividend Income Fund Class Y	8,076,929	1,618,850	(99,675)	3,245	1,664,549	11,263,898	399,146	152,273	266,577
Madison Investors Fund Class Y	8,014,715	1,099,551	(397,473)	11,050	1,833,109	10,560,952	448,068	49,237	550,313
Madison Mid Cap Fund Class Y	966,202	929,453	–	–	308,287	2,203,942	190,488	72	79,382
Totals	$52,158,905	$3,647,854	$(5,674,595)	$(90,391)	$5,980,508	$56,022,281		$1,107,411	$941,510

Moderate Allocation Fund
Madison Core Bond Fund Class Y	$33,416,506	$–	$(8,508,311)	$(193,461)	$1,782,550	$26,497,284	2,608,000	$794,030	$49,046
Madison Corporate Bond Fund Class Y	4,786,675	–	(4,053,470)	(43,564)	269,193	958,834	79,308	64,407	–
Madison Dividend Income Fund Class Y	23,280,220	1,061,024	(1,748,275)	189,659	4,539,066	27,321,694	968,168	414,416	646,608
Madison Investors Fund Class Y	23,451,726	1,540,409	(3,236,450)	648,344	4,729,924	27,133,953	1,151,207	126,504	1,413,905
Madison Large Cap Value Fund Class Y	660,698	–	(674,852)	(105,803)	119,957	–	–	–	–
Madison Mid Cap Fund Class Y	3,105,372	1,190,814	–	–	996,755	5,292,941	457,471	172	190,642
Totals	$88,701,197	$3,792,247	$(18,221,358)	$495,175	$12,437,445	$87,204,706		$1,399,529	$2,300,201

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	$5,124,492	$–	$(949,940)	$(8,306)	$271,687	$4,437,933	436,804	$135,014	$8,215
Madison Dividend Income Fund Class Y	8,264,273	1,013,201	(899,894)	98,681	1,600,541	10,076,802	357,080	149,718	238,482
Madison Investors Fund Class Y	8,229,996	568,148	(674,303)	15,568	1,868,384	10,007,793	424,599	46,658	521,489
Madison Large Cap Value Fund Class Y	723,080	–	(821,549)	89,112	9,357	–	–	–	–
Madison Mid Cap Fund Class Y	2,249,579	778,535	–	–	675,994	3,704,108	320,148	121	133,415
Totals	$24,591,420	$2,359,884	$(3,345,686)	$195,055	$4,425,963	$28,226,636		$331,512	$901,601

1Distributions received include distributions from net investment income and from capital gains from the underlying funds.

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of subsequent events on the funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Ultra Series Fund | December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Trust”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”), including the portfolios of investments as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, IL

February 21, 2020

We have served as the auditor of one or more of Madison Investment Holding’s investment companies since 2009.

Ultra Series Fund | December 31, 2019

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At an in-person meeting of the Board held on July 30-31, 2019, the Board of Trustees (the “Board” or “Trustees”) of Ultra Series Fund (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreement between the Adviser and Lazard Asset Management LLC (the “Subadviser”) with respect to the International Stock Fund.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub- Advisory Agreement (together, the “Agreements”) the Adviser and Subadviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Subadviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and the Subadviser, and representatives of the Adviser and Subadviser, respectively, provided responses to each such inquiry.

In approving the continuance of the Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Subadviser to the funds, as applicable, including the personnel providing such services; (2) the Adviser’s and Subadviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser and Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and, as applicable, Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and Subadviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising the Subadviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Subadviser, as applicable) were satisfactory.

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2019

With regard to the investment performance of the Trust, the adviser and the Subadviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the funds, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/ portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments, including the funds’ upside and downside capture ratios. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed a different process this year than the prior year, after Board input and review. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed a different methodology this year versus last in terms of peer group selection, which, again, was the result of Board input and review.

The Board noted that the Adviser or its affiliates, and, as applicable, Subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and the Subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2019

communication services required to be handled by the Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust: (1) an investment management fee and a capped administrative services fee for the Target Retirement Date Funds; and (2) for the remaining series of the Trust, a unitary fee with limited direct expenses for Trustee compensation, independent legal counsel to the independent Trustees, and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Target Retirement Date Funds pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series of the Trust, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust, as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16.5 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. The Board also reviewed the “fall out” benefits to the Advisor as a result of its management of the funds principally consisting of the generation of soft dollar credits which are used to benefit all of the Advisor’s clients, not just the funds.

Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. In considering the profitability of the Subadviser, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreement are paid by the Adviser out of the fees that it receives under the Advisory Agreement and were negotiated by the Adviser at arm’s length. As a consequence, the profitability to each Subadviser of its relationship with the International Stock Fund was not a substantial factor in the Board’s deliberations.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale. In addition, the Trustees recognized that the Adviser was currently waiving certain fees with regard to the Allocations Funds. Because the Adviser pays the Subadviser’s

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2019

sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale with respect to the Subadviser’s management of the International Stock Fund to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and Subadviser. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and Subadviser and representatives of the Adviser and the Subadviser, respectively, responded to each matter raised.

In considering the renewal of the funds’ Investment Advisory Agreement and Sub-Advisory Agreement, as applicable, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Investment Advisory (and, as applicable, Sub-Advisory) Agreement, among others: (a) the Adviser (and Subadviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory or Sub-Advisory Agreement, as applicable; (b) the Adviser (and Subadviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory (and, as applicable, sub-advisory) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Subadviser) and other factors considered; and (e) the Adviser’s (and Subadviser’s, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the funds and their shareholders, and that with respect to the International Stock Fund, continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreements for those funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, investment management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2019. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Ultra Series Fund  |  Other Information (unaudited) - continued  |  December 31, 2019

Actual Expenses

The table below provides information about actual account values using actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,035.90	0.22%	$1.13	$1,034.60	0.47%	$2.41
Moderate Allocation*	1,000	1,046.70	0.22%	1.13	1,045.40	0.47%	2.42
Aggressive Allocation*	1,000	1,055.60	0.22%	1.14	1,054.30	0.47%	2.43
Core Bond	1,000	1,021.00	0.57%	2.90	1,019.70	0.82%	4.17
High Income	1,000	1,008.30	0.77%	3.90	1,007.00	1.02%	5.16
Diversified Income	1,000	1,061.70	0.72%	3.74	1,060.40	0.97%	5.04
Large Cap Value	1,000	1,074.60	0.62%	3.24	1,073.20	0.87%	4.55
Large Cap Growth	1,000	1,089.60	0.82%	4.32	1,088.30	1.07%	5.63
Mid Cap	1,000	1,085.60	0.92%	4.84	1,084.20	1.17%	6.15
International Stock	1,000	1,048.20	1.17%	6.04	1,046.90	1.42%	7.33
Target Retirement 2020	1,000	1,040.50	0.30%	1.54	N/A	N/A	N/A
Target Retirement 2030	1,000	1,061.80	0.30%	1.56	N/A	N/A	N/A
Target Retirement 2040	1,000	1,069.90	0.30%	1.57	N/A	N/A	N/A
Target Retirement 2050	1,000	1,077.80	0.30%	1.57	N/A	N/A	N/A

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,024.10	0.22%	$1.12	$1,022.84	0.47%	$2.40
Moderate Allocation*	1,000	1,024.10	0.22%	1.12	1,022.84	0.47%	2.40
Aggressive Allocation*	1,000	1,024.10	0.22%	1.12	1,022.84	0.47%	2.40
Core Bond	1,000	1,022.33	0.57%	2.91	1,021.07	0.82%	4.18
High Income	1,000	1,021.32	0.77%	3.92	1,020.06	1.02%	5.19
Diversified Income	1,000	1,021.58	0.72%	3.67	1,020.32	0.97%	4.94
Large Cap Value	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
Large Cap Growth	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45
Mid Cap	1,000	1,020.57	0.92%	4.69	1,019.31	1.17%	5.96
International Stock	1,000	1,019.31	1.17%	5.96	1,018.05	1.42%	7.22
Target Retirement 2020	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2030	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2040	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2050	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A

* The annual expense ratio does not include the expenses of the underlying funds.

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Ultra Series Fund  |  Other Information (unaudited) - concluded  |  December 31, 2019

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. For the second and fourth quarters of each fiscal year, the complete listing of the Trust’s portfolio holding, is reported in the Trust’s Form N-CSR (and related semi-annual and annual reports to shareholders). Each of Form N-PORT and N-CSR is available to shareholders at no cost by calling 1-800-877-6089, or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089, or on the SEC’s website at www.sec.gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders, upon request, at no cost by calling 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended December 31, 2019, the total amount of foreign taxes that is expected to pass through to shareholders will be $91,051 (all of which represents taxes withheld).

Corporate Dividends Received Deductions: For the taxable year ended December 31, 2019, the following percentage of income dividends paid by the funds qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	9.47%	Mid Cap	55.92%
Moderate Allocation	17.95%	Madison Target Retirement 2020	3.38%
Aggressive Allocation	21.96%	Madison Target Retirement 2030	6.03%
Diversified Income	57.71%	Madison Target Retirement 2040	6.73%
Large Cap Value	100.00%	Madison Target Retirement 2050	7.60%
Large Cap Growth	63.78%

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Ultra Series Fund  |  December 31, 2019

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and Officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and Officers, is available at no cost on the SEC’s website at www.sec.gov or, upon request, by calling CMFG Life Insurance Company at 1-800-798-5500.

Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Kevin S. Thompson 53	President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present

Madison Asset Management, LLC (“Madison”), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Funds (18) (mutual funds) and Madison Covered Call & Equity Strategy Fund (closed end fund), President, 2019 - Present, Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc., 2016 - 2017

N/A
Paul A. Lefurgey 55	Vice President, 2009 - Present

MIH, Madison and MIA, CEO, 2017 - Present ; Co-Head of Fixed Income, 2019 - Present; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017

Madison Funds (18), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018

N/A
Greg D. Hoppe 50	Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Madison Funds (18), Chief Financial Officer, 2019 - Present, Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Chief Financial Officer, 2019 - Present, Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

N/A

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Ultra Series Fund  |  December 31, 2019

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director/ Trustee
Holly S. Baggot 59	Secretary, 1999 - Present; Anti-Money Laundering Officer, 2019 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Madison Funds (18), Secretary, 1999 - Present and Assistant Treasurer, 1999-2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Madison Funds and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

N/A
Steve J. Fredricks 49	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present

Madison Funds (18) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

N/A
Trey D. Edgerle 29	Assistant Secretary, 2017 - Present

MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present

Madison Funds (18) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

N/A

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Ultra Series Fund  |  December 31, 2019

Ultra Series Fund’s Trustees and Officers

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Trustee
James R. Imhoff, Jr. 75	Trustee, 2009 - 2020	First Weber, Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1978 - 2017	33	Madison Funds (18), 2009 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present
Steven P. Riege 66	Trustee, 2005 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/ President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33	Madison Funds (18), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 67	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33	Madison Funds (18), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 51	Trustee, 2017- 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019	32	Madison Funds (18), 2017 - Present

1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff, who is scheduled to retire at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.

2 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-04815

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Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2019, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2019 and 2018, respectively were $211,000 ($483,000 including the Madison Funds and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $222,000 ($450,000 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c - e) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (e).

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees for professional services rendered to Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $41,458 (budgeted) and $30,576, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)    (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks

Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin S. Thompson

Kevin S. Thompson, President and Principal Executive Officer

Date: February 28, 2020

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer

Date: February 28, 2020